Filed Pursuant to Rule 497(b)
Registration File No. 033-46080

SPDR® S&P 500® ETF Trust

(“SPY” or the “Trust”)

(A Unit Investment Trust)

Principal U.S. Listing Exchange for SPDR® S&P 500® ETF Trust: NYSE Arca, Inc.

under the symbol “SPY”

Prospectus Dated January 28, 2022

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Securities of the Trust (“Units”) are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government, nor are such Units deposits or obligations of any bank. Such Units of the Trust involve investment risks, including the loss of principal.

COPYRIGHT 2022 PDR Services LLC

“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500®”, “500®”, “Standard & Poor’s Depositary Receipts®”, “SPDR®” and “SPDRs®” are registered trademarks of Standard & Poor’s Financial Services LLC and have been licensed for use by S&P Dow Jones Indices LLC (“S&P”) and sublicensed for use by State Street Global Advisors Funds Distributors, LLC. The Trust is permitted to use these trademarks pursuant to a sublicense from State Street Global Advisors Funds Distributors, LLC. The Trust is not sponsored, endorsed, sold or marketed by S&P, its affiliates or its third party licensors.

i

SUMMARY

Investment Objective

The Trust seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500® Index (the “Index”).

Fees and Expenses of the Trust

This table estimates the fees and expenses that the Trust pays on an annual basis, which you therefore pay indirectly when you buy and hold Units. It does not reflect brokerage commissions and other fees to financial intermediaries that you may pay for purchases and sales of Units on the secondary markets.

Unitholder Fees:	None
(fees paid directly from your investment)

Estimated Annual Trust Ordinary Operating Expenses:

(expenses that you pay each year as a percentage of the value of your investment)

Current Estimated Annual Trust Ordinary Operating Expenses	As a % of Trust Average Net Assets
Trustee’s Fee	0.0583%
S&P License Fee	0.0302%
Marketing	0.0044%
Other Operating Expenses	0.0016%

Total	0.0945%

Future expense accruals will depend primarily on the level of the Trust’s net assets and the level of expenses.

Growth of $10,000 Investment Since Inception(1)(2)

(1)	Past performance is not necessarily an indication of how the Trust will perform in the future.

(2)	Effective as of September 30, 1997, the Trust’s fiscal year end changed from December 31 to September 30.

The Trust’s Investments and Portfolio Turnover

The Trust seeks to achieve its investment objective by holding a portfolio of the common stocks that are included in the Index (the “Portfolio”), with the weight of each stock in the Portfolio substantially corresponding to the weight of such stock in the Index.

In this prospectus, the term “Portfolio Securities” refers to the common stocks that are actually held by the Trust and make up the Trust’s Portfolio, while the term “Index Securities” refers to the common stocks that are included in the Index, as determined by the index provider, S&P Dow Jones Indices LLC (“S&P”). At any time, the Portfolio will consist of as many of the Index Securities as is practicable. To maintain the correspondence between the composition and weightings of Portfolio Securities and Index Securities, State Street Global Advisors Trust Company (the “Trustee”) or its parent company, State Street Bank and Trust Company (“SSBT”) adjusts the Portfolio from time to time to conform to periodic changes made by S&P to the identity and/or relative weightings of Index Securities in the Index. The Trustee or SSBT aggregates certain of these adjustments and makes changes to the Portfolio at least monthly, or more frequently in the case of significant changes to the Index.

The Trust may pay transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its Portfolio). Such transaction costs may be higher if there are significant rebalancings of Index Securities in the Index, which may also result in higher taxes when Units are held in a taxable account. These costs, which are not reflected in estimated annual Trust ordinary operating expenses, affect the Trust’s performance. During the most recent fiscal year, the Trust’s portfolio turnover rate was 4% of the average value of its portfolio. The Trust’s portfolio turnover rate does not include securities received or delivered from processing creations or redemptions of Units. Portfolio turnover will be a function of changes to the Index as well as requirements of the Trust Agreement (as defined below in “Organization of the Trust”).

Although the Trust may fail to own certain Index Securities at any particular time, the Trust generally will be substantially invested in Index Securities, which should result in a close correspondence between the performance of the Index and the performance of the Trust. See “The S&P 500 Index” below for more information regarding the Index. The Trust does not hold or trade futures or swaps and is not a commodity pool.

Dividends

Payments of dividends are made quarterly, on the last Business Day (as defined in “Purchases and Redemptions of Creation Units — Purchase (Creation)”) of April, July, October and January. See “Dividends and Distributions” and “Additional Information Regarding Dividends and Distributions.”

Redemption of Units

Only certain institutional investors (typically market makers or other broker-dealers) are permitted to purchase or redeem Units directly with the Trust, and they may do so only in large blocks of 50,000 Units known as “Creation Units.” See “Purchases and Redemptions of Creation Units — Redemption” and “Trust Agreement” for more information regarding the rights of Beneficial Owners (as defined in “Book-Entry-Only System”).

Voting Rights; Book-Entry-Only System

Beneficial Owners shall not have the right to vote concerning the Trust, except with respect to termination and as otherwise expressly set forth in the Trust Agreement. See “Trust Agreement.” Units are represented by one or more global securities registered in the name of Cede & Co., as nominee for The Depository Trust Company (“DTC”) and deposited with, or on behalf of, DTC. See “Book-Entry-Only System.”

Amendments to the Trust Agreement

The Trust Agreement (as defined below in “Organization of the Trust”) may be amended from time to time by the Trustee and PDR Services, LLC (the “Sponsor”) without the consent of any Beneficial Owners under certain circumstances described herein. The Trust Agreement may also be amended by the Sponsor and the Trustee with the consent of the Beneficial Owners to modify the rights of Beneficial Owners under certain circumstances. Promptly after the execution of an amendment to the Trust Agreement, the Trustee arranges for written notice to be provided to Beneficial Owners. See “Trust Agreement — Amendments to the Trust Agreement.”

Principal Risks of Investing in the Trust

As with all investments, there are certain risks of investing in the Trust, and you could lose money on an investment in the Trust. Prospective investors should carefully consider the risk factors described below, as well as the additional risk factors under “Additional Risk Information” and the other information included in this prospectus, before deciding to invest in Units.

Passive Strategy/Index Risk.    The Trust is not actively managed. Rather, the Trust attempts to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Trust will hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Trust’s return to be lower than if the Trust employed an active strategy.

Index Tracking Risk.    While the Trust is intended to track the performance of the Index as closely as possible (i.e., to achieve a high degree of correlation with the Index), the Trust’s return may not match or achieve a high degree of correlation with the return of the Index due to expenses and transaction costs incurred in adjusting the Portfolio. In addition, it is possible that the Trust may not always fully replicate the performance of the Index due to the unavailability of certain Index Securities in the secondary market or due to other extraordinary circumstances (e.g., if trading in a security has been halted).

Equity Investing and Market Risk.    An investment in the Trust involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates, perceived trends in securities prices, war, acts of terrorism, the spread of infectious disease or other public health issues. Local, regional or global events such as war, acts of terrorism, the spread of infectious disease or other public health issues, recessions, or other events could have a significant impact on the Trust and its investments and could result in increased premiums or discounts to the Trust’s net asset value.

An investment in the Trust is subject to the risks of any investment in a broadly based portfolio of equity securities, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. The value of Portfolio Securities may fluctuate in accordance with changes in the financial condition of the issuers of Portfolio Securities, the value of equity securities generally and other factors. The identity and weighting of Index Securities and the Portfolio Securities change from time to time.

The financial condition of issuers of Portfolio Securities may become impaired or the general condition of the stock market may deteriorate, either of which may cause a decrease in the value of the Portfolio and thus in the value of Units. Since the Trust is not actively managed, the adverse financial condition of an issuer will not result in its elimination from the Portfolio unless such issuer is removed from the Index. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises, as well as war, acts of terrorism and the spread of infectious disease or other public health issues.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and was declared a pandemic by the World Health Organization in March 2020. This coronavirus has resulted in travel restrictions, restrictions on gatherings of people (including closings of, or limitations on, dining and entertainment establishments, as well as schools and universities), closed businesses (or businesses that are restricted in their operations), closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious disease outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak cannot be determined with certainty. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets, liquidity contraints and disruption to the global economy, the consequences of which are currently unpredictable. Certain of the Trust’s investments have exposure to businesses that, as a result of COVID-19, have experienced a slowdown or temporary suspension in business activities. Additionally, governments and central banks, including the Federal Reserve in the United States, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. These factors, as well as any restrictive measures instituted in order to prevent or control a pandemic or other public health crisis, such as the one posed by COVID-19, could have a material and adverse effect on the Trust’s investments.

Holders of common stocks of any given issuer incur more risk than holders of preferred stocks and debt obligations of the issuer because the rights of common stockholders, as owners of the issuer, generally are subordinate to the rights of creditors of, or holders of debt obligations or preferred stocks issued by, such issuer. Further, unlike debt securities that typically have a stated principal amount payable at maturity, or preferred stocks that typically have a liquidation preference and may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Equity securities values are subject to market fluctuations as long as the equity securities remain outstanding. The value of the Portfolio will fluctuate over the entire life of the Trust.

There can be no assurance that the issuers of Portfolio Securities will pay dividends. Distributions generally depend upon the declaration of dividends by the issuers of Portfolio Securities and the declaration of such dividends generally depends upon various factors, including the financial condition of the issuers and general economic conditions.

Trust Performance

The following bar chart and table provide an indication of the risks of investing in the Trust by showing changes in the Trust’s performance based on net assets from year to year and by showing how the Trust’s average annual return for certain time periods compares with the average annual return of the Index. The Trust’s past performance (before and after taxes) is not necessarily an indication of how the Trust will perform in the future. Updated performance information is available online at http://www.spdrs.com.

The total returns in the bar chart, as well as the total and after-tax returns presented in the table, have been calculated assuming that the reinvested price for the last income distribution made in the last calendar year shown below (i.e., 12/17/21) was the net asset value per Unit (“NAV”) on the last Business Day of such year (i.e., 12/31/21), rather than the actual reinvestment price for such distribution which was the NAV on the last Business Day of January of the following calendar year (e.g., 1/31/22). Therefore, the actual performance calculation for the last calendar year may be different from that shown below in the bar chart and table. No dividend reinvestment services are provided by the Trust (see “Dividends and Distributions”), so investors’ performance may be different from that shown below in the bar chart and table.

Annual Total Return (years ended 12/31)

Highest Quarterly Return: 20.44% for the quarter ended June 30, 2020.

Lowest Quarterly Return: –19.60% for the quarter ended March 31, 2020.

Average Annual Total Returns (for periods ending December 31, 2021)

The after-tax returns presented in the table are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Units through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a holder of Units from realizing a capital loss on a sale of the Units.

	Past One Year	Past Five Years	Past Ten Years
Trust
Return Before Taxes	28.52%	18.30%	16.40%
Return After Taxes on Distributions	28.11%	17.82%	15.88%
Return After Taxes on Distributions and Sale or Redemption of Creation Units	17.11%	14.76%	13.78%
Index (reflects no deduction for fees, expenses or taxes)	28.71%	18.47%	16.55%

PURCHASE AND SALE INFORMATION

Individual Units of the Trust may be purchased and sold on NYSE Arca, Inc. (the “Exchange”), under the market symbol “SPY”, through your broker-dealer at market prices. Units trade at market prices that may be greater than NAV (premium) or less than NAV (discount). Units are also listed and traded on the Singapore Exchange Securities Trading Limited (stock code S27), the Tokyo Stock Exchange (code 1557) and the Australian Securities Exchange. In the future, Units may be listed and traded on other non-U.S. exchanges. Units may be purchased on other trading markets or venues in addition to the Exchange, the Singapore Exchange Securities Trading Limited, the Tokyo Stock Exchange and the Australian Securities Exchange.

Only certain institutional investors (typically market makers or other broker-dealers) are permitted to purchase or redeem Units directly with the Trust, and they may do so only in large blocks of 50,000 Units known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication of the securities included in the Index.

TAX INFORMATION

The Trust will make distributions that are expected to be taxable currently to you as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. See “Federal Income Taxes,” below, for more information.

THE S&P 500 INDEX

The Index includes five hundred (500) selected companies, all of which are listed on national stock exchanges and spans over 24 separate industry groups. As of December 31, 2021, the five largest industry groups represented in the Index were: Software 9.53%; Technology, Hardware, Storage & Peripherals 7.18%; Semiconductors & Semiconductor Equipment 6.37%; Interactive Media & Services 6.31%; and IT Services 4.48%. Since 1968, the Index has been a component of the U.S. Commerce Department’s list of Leading Indicators that track key sectors of the U.S. economy. Current information regarding the market value of the Index is available from market information services. The Index is determined, comprised and calculated without regard to the Trust.

S&P is not responsible for and does not participate in the creation or sale of Units or in the determination of the timing, pricing, or quantities and proportions of purchases or sales of Index Securities or Portfolio Securities by the Trust. The information in this prospectus concerning S&P and the Index has been obtained from sources that the Sponsor believes to be reliable, but the Sponsor takes no responsibility for the accuracy of such information.

The following table shows the actual performance of the Index for the years 1960 through 2021. The results shown should not be considered representative of the income yield or capital gain or loss that may be generated by the Index in the future.

THE RESULTS SHOULD NOT BE CONSIDERED REPRESENTATIVE OF THE FUTURE PERFORMANCE OF THE TRUST.

Year	Calendar Year-End Index Value*	Calendar Year-End Index Value 1960=100	Change In Index for Calendar Year	Calendar Year-End Yield**
1960	58.11	100.00	—%	3.47%
1961	71.55	123.13	23.13	2.98
1962	63.10	108.59	–11.81	3.37
1963	75.02	129.10	18.89	3.17
1964	84.75	145.84	12.97	3.01
1965	92.43	159.06	9.06	3.00
1966	80.33	138.24	–13.09	3.40
1967	96.47	166.01	20.09	3.20
1968	103.86	178.73	7.66	3.07
1969	92.06	158.42	–11.36	3.24
1970	92.15	158.58	0.10	3.83
1971	102.09	175.68	10.79	3.14
1972	118.05	203.15	15.63	2.84
1973	97.55	167.87	–17.37	3.06
1974	68.56	117.98	–29.72	4.47
1975	90.19	155.21	31.55	4.31
1976	107.46	184.93	19.15	3.77

Year	Calendar Year-End Index Value	Calendar Year-End Index Value 1960=100	Change In Index for Calendar Year	Calendar Year-End Yield**
1977	95.10	163.66	–11.50%	4.62%
1978	96.11	165.39	1.06	5.28
1979	107.94	185.75	12.31	5.47
1980	135.76	233.63	25.77	5.26
1981	122.55	210.89	–9.73	5.20
1982	140.64	242.02	14.76	5.81
1983	164.93	283.82	17.27	4.40
1984	167.24	287.80	1.40	4.64
1985	211.28	363.59	26.33	4.25
1986	242.17	416.75	14.62	3.49
1987	247.08	425.19	2.03	3.08
1988	277.72	477.92	12.40	3.64
1989	353.40	608.15	27.25	3.45
1990	330.22	568.26	–6.56	3.61
1991	417.09	717.76	26.31	3.24
1992	435.71	749.80	4.46	2.99
1993	464.45	802.70	7.06	2.78
1994	459.27	790.34	–1.54	2.82
1995	615.93	1,059.92	34.11	2.56
1996	740.74	1,274.70	20.26	2.19
1997	970.43	1,669.99	31.01	1.77
1998	1,229.23	2,115.35	26.67	1.49
1999	1,469.25	2,528.39	19.53	1.14
2000	1,320.28	2,272.04	–10.14	1.19
2001	1,148.08	1,975.70	–13.04	1.36
2002	879.82	1,514.06	–23.37	1.81
2003	1,111.92	1,913.47	26.38	1.63
2004	1,211.92	2,085.56	8.99	1.72
2005	1,248.29	2,148.15	3.00	1.86
2006	1,418.30	2,440.72	13.62	1.81
2007	1,468.36	2,526.86	3.53	1.89
2008	903.25	1,554.38	–38.49	3.14
2009	1,115.10	1,918.95	23.45	1.95
2010	1,257.64	2,164.24	12.78	1.87
2011	1,257.60	2,164.17	–0.003	2.23
2012	1,426.19	2,454.29	13.41	2.19
2013	1,848.36	3,180.79	29.60	1.89
2014	2,058.90	3,543.10	11.39	2.01
2015	2,043.94	3,517.36	–0.73	2.20
2016	2,238.83	3,852.74	9.53	2.10
2017	2,673.61	4,600.95	19.42	1.83
2018	2,506.85	4,313.97	–6.24	2.14

Year	Calendar Year-End Index Value	Calendar Year-End Index Value 1960=100	Change In Index for Calendar Year	Calendar Year-End Yield**
2019	3,230.78	5,559.77	28.88%	1.80%
2020	3,756.07	6,463.73	16.26	1.48
2021	4,766.18	8,202.00	26.89	1.27

*	Source: S&P. Reflects no deduction for fees, expenses or taxes.

**	Source: S&P. Yields are obtained by dividing the aggregate cash dividends by the aggregate market value of the stocks in the Index.

DIVIDENDS AND DISTRIBUTIONS

Dividends and Capital Gains

Holders of Units receive on the last Business Day of April, July, October and January an amount corresponding to the amount of any cash dividends declared on the Portfolio Securities during the applicable period, net of fees and expenses associated with operation of the Trust, and taxes, if applicable. Because of such fees and expenses, the dividend yield for Units is ordinarily less than that of the Index. Although all such distributions are currently made quarterly, under certain limited circumstances the Trustee may vary the times at which such distributions are made.

Any capital gain income recognized by the Trust in any taxable year that is not distributed during the year ordinarily is distributed at least annually in January of the following taxable year. The Trust may make additional distributions shortly after the end of the year in order to satisfy certain distribution requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”).

The amount of distributions may vary significantly from period to period. Under limited certain circumstances, special dividend payments also may be made to holders of Units. See “Additional Information Regarding Dividends and Distributions.” Investors should consult their tax advisors regarding tax consequences associated with Trust dividends, as well as those associated with Unit sales or redemptions.

No Dividend Reinvestment Service

No dividend reinvestment service is provided by the Trust. Broker-dealers, at their own discretion, may offer a dividend reinvestment service under which additional Units are purchased in the secondary market at current market prices. Investors should consult their broker-dealer for further information regarding any dividend reinvestment program offered by such broker-dealer.

Distributions in cash that are reinvested in additional Units through a dividend reinvestment service, if offered by an investor’s broker-dealer, will be taxable dividends to the same extent as if such dividends had been received in cash.

FEDERAL INCOME TAXES

The following is a description of the material U.S. federal income tax consequences of owning and disposing of Units. The discussion below provides general tax information relating to an investment in Units, but it does not purport to be a comprehensive description of all the U.S. federal income tax considerations that may be relevant to a particular person’s decision to invest in Units. This discussion does not describe all of the tax consequences that may be relevant in light of the particular circumstances of a beneficial owner of Units, including alternative minimum tax consequences, Medicare contribution tax consequences and tax consequences applicable to beneficial owners subject to special rules, such as:

•	certain financial institutions;

•	regulated investment companies;

•	real estate investment trusts;

•	dealers or traders in securities that use a mark-to-market method of tax accounting;

•	persons holding Units as part of a hedging transaction, straddle, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to the Units;

•	U.S. Holders (as defined below) whose functional currency for U.S. federal income tax purposes is not the U.S. dollar;

•	entities classified as partnerships or otherwise treated as pass-through entities for U.S. federal income tax purposes;

•	certain former U.S. citizens and residents and expatriated entities;

•	tax-exempt entities, including an “individual retirement account” or “Roth IRA”; or

•	insurance companies.

If an entity that is classified as a partnership for U.S. federal income tax purposes holds Units, the U.S. federal income tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership. Partnerships holding Units and partners in such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of holding and disposing of the Units in light of their specific circumstances.

The following discussion applies only to an owner of Units that (i) is treated as the beneficial owner of such Units for U.S. federal income tax purposes and (ii) holds such Units as capital assets.

This discussion is based on the Code, administrative pronouncements, judicial decisions, and final, temporary and proposed Treasury regulations all as of the date hereof, any of which is subject to change, possibly with retroactive effect.

Prospective purchasers of Units are urged to consult their tax advisors with regard to the application of the U.S. federal income and estate tax laws to their particular situations, as well as any tax consequences arising under the laws of any state, local or non-U.S. taxing jurisdiction.

Taxation of the Trust

The Trust believes that it qualified as a regulated investment company under Subchapter M of the Code (a “RIC”) for its taxable year ended September 30, 2020 and intends to qualify as a RIC in the current and future taxable years. Assuming that the Trust so qualifies and that it satisfies the distribution requirements described below, the Trust generally will not be subject to U.S. federal income tax on income distributed in a timely manner to the holders of its Units (“Unitholders”).

To qualify as a RIC for any taxable year, the Trust must, among other things, satisfy both an income test and an asset diversification test for such taxable year. Specifically, (i) at least 90% of the Trust’s gross income for such taxable year must consist of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income derived from interests in “qualified publicly traded partnerships” (such income, “Qualifying RIC Income”) and (ii) the Trust’s holdings must be diversified so that, at the end of each quarter of such taxable year, (a) at least 50% of the value of the Trust’s total assets is represented by cash and cash items, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Trust’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Trust’s total assets is invested (x) in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Trust controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more “qualified publicly traded partnerships.” A “qualified publicly traded partnership” is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (i) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (ii) less than 90% of such entity’s gross income for the relevant taxable year consists of Qualifying RIC Income. The Trust’s share of income derived from a partnership other than a “qualified publicly traded partnership” will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Trust.

In order to be exempt from U.S. federal income tax on its distributed income, the Trust must distribute to its Unitholders on a timely basis at least 90% of the sum of (i) its “investment company taxable income” (determined prior to the deduction for dividends paid by the Trust) and (ii) its net tax-exempt interest income for each taxable year. In general, a RIC’s “investment company taxable income” for any taxable year is its taxable income, determined without regard to net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) and with certain other adjustments. Any taxable income, including any net capital gain, that the Trust does not distribute to its Unitholders in a timely manner will be subject to U.S. federal income tax at regular corporate rates.

A RIC will be subject to a nondeductible 4% excise tax on certain amounts that it fails to distribute during each calendar year. In order to avoid this excise tax, a RIC must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary taxable income for the calendar year, (ii) 98.2% of its capital gain net income for the one-year period ended on October 31 of the calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For purposes of determining whether the Trust has met this distribution requirement, (i) certain ordinary gains and losses that would otherwise be taken into account for the portion of the calendar year after October 31 will be treated as arising on January 1 of the following calendar year and (ii) the Trust will be deemed to have distributed any income or gains on which it has paid U.S. federal income tax.

If the Trust failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Trust would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its Unitholders, and all distributions out of earnings and profits would be taxable as dividend income. Such distributions generally would be eligible for the dividends-received deduction in the case of corporate U.S. Holders (defined below) and would constitute “qualified dividend income” for individual U.S. Holders. See “Federal Income Taxes — Tax Consequences to U.S. Holders — Distributions.” In addition, the Trust could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC. If the Trust fails to satisfy the income test or diversification test described above, however, it may be able to avoid losing its status as a RIC by timely curing such failure, paying a tax and/or providing notice of such failure to the U.S. Internal Revenue Service (the “IRS”).

In order to meet the distribution requirements necessary to be exempt from U.S. federal income and excise tax, the Trust may be required to make distributions in excess of the yield performance of the Portfolio Securities and may be required to sell securities.

Tax Consequences to U.S. Holders

The discussion in this section applies only to U.S. Holders. A “U.S. Holder” is (i) an individual who is a citizen or resident of the United States; (ii) a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state therein or the District of Columbia; or (iii) an estate or trust the income of which is subject to U.S. federal income taxation regardless of its source.

Distributions.    Distributions of the Trust’s ordinary income and net short-term capital gains will, except as described below with respect to distributions of “qualified dividend income,” generally be taxable to U.S. Holders as ordinary income to the extent such distributions are paid out of the Trust’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Distributions (or deemed distributions, as described below), if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time the U.S. Holder has owned Units. A distribution of an amount in excess of the Trust’s current and accumulated earnings and profits will be treated as a return of capital that will be applied against and reduce the U.S. Holder’s basis in its Units. If the amount of any such distribution exceeds the U.S. Holder’s basis in its Units, the excess will be treated as gain from a sale or exchange of the Units.

The ultimate tax characterization of the distributions that the Trust makes during any taxable year cannot be determined until after the end of the taxable year. As a result, it is possible that the Trust will make total distributions during a taxable year in an amount that exceeds its current and accumulated earnings and profits. Return-of-capital distributions may result, for example, if the Trust makes distributions of cash amounts deposited in connection with Portfolio Deposits (as defined below in “Purchases and Redemptions of Creation Units — Purchase (Creation)”). Return-of-capital distributions may be more likely to occur in periods during which the number of outstanding Units fluctuates significantly.

Distributions of the Trust’s “qualified dividend income” to an individual or other non-corporate U.S. Holder will be treated as “qualified dividend income” and will therefore be taxed at rates applicable to long-term capital gains, provided that the U.S. Holder meets certain holding period and other requirements with respect to its Units and that the Trust meets certain holding period and other requirements with respect to the underlying shares of stock. “Qualified dividend income” generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria.

Dividends distributed by the Trust to a corporate U.S. Holder will qualify for the dividends-received deduction only to the extent that the dividends consist of distributions of dividends eligible for the dividends-received deduction received by the Trust, the Trust meets certain holding period requirements with respect to the underlying shares of stock and the U.S. Holder meets certain holding period and other requirements with respect to the underlying shares of stock. Dividends eligible for the dividends-received deduction generally are dividends from domestic corporations.

The Trust intends to distribute its net capital gains at least annually. If, however, the Trust retains any net capital gains for reinvestment, it may elect to treat such net capital gains as having been distributed to the Unitholders. If the Trust makes such an election, each U.S. Holder will be required to report its share of such undistributed net capital gain as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Trust on such undistributed net capital gain as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly filed U.S. federal income tax return to the extent that the credit exceeds such tax liability. In addition, each U.S. Holder will be entitled to increase the adjusted tax basis of its Units by the difference between its share of such undistributed net capital gain and the related credit and/or refund. There can be no assurance that the Trust will make this election if it retains all or a portion of its net capital gain for a taxable year.

Because the tax treatment of a distribution depends upon the Trust’s current and accumulated earnings and profits, a distribution received shortly after an acquisition of Units may be taxable, even though, as an economic matter, the distribution represents a return of the U.S. Holder’s initial investment. Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to Unitholders of record on a specified date in one of those months, and paid during the following January, will be treated for U.S. federal income tax purposes as having been distributed by the Trust and received by the Unitholders on December 31 of the year in which declared. Unitholders will be notified annually as to the U.S. federal tax status of distributions.

Sales and Redemptions of Units.    In general, upon the sale or other disposition of Units, a U.S. Holder will recognize capital gain or loss in an amount equal to the difference, if any, between the amount realized on the sale or other disposition and the U.S. Holder’s adjusted tax basis in the relevant Units. Such gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the relevant Units was more than one year on the date of the sale or other disposition. Under current law, net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) recognized by non-corporate U.S. Holders is generally subject to U.S. federal income tax at lower rates than the rates applicable to ordinary income.

Losses recognized by a U.S. Holder on the sale or other disposition of Units held for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or deemed received, as discussed above) with respect to such Units. In addition, no loss will be allowed on a sale or other disposition of Units if the U.S. Holder acquires Units, or enters into a contract or option to acquire Units, within 30 days before or after such sale or other disposition. In such a case, the basis of the Units acquired will be adjusted to reflect the disallowed loss.

If a U.S. Holder receives an in-kind distribution in redemption of Units (which must constitute a Creation Unit, as discussed in “Purchases and Redemptions of Creation

Units — Redemption”), the U.S. Holder will realize gain or loss in an amount equal to the difference between the aggregate fair market value as of the redemption date of the stocks and cash received in the redemption and the U.S. Holder’s adjusted tax basis in the relevant Units. The U.S. Holder will generally have an initial tax basis in the distributed stocks equal to their respective fair market values on the redemption date. The IRS may assert that any resulting loss may not be recognized on the ground that there has been no material change in the U.S. Holder’s economic position. The Trust will not recognize gain or loss for U.S. federal income tax purposes on an in-kind distribution in redemption of Creation Units.

Under U.S. Treasury regulations, if a U.S. Holder recognizes losses with respect to Units of $2 million or more for an individual U.S. Holder or $10 million or more for a corporate U.S. Holder, the U.S. Holder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the U.S. Holder’s treatment of the loss is proper. Certain states may have similar disclosure requirements.

Portfolio Deposits.    Upon the transfer of a Portfolio Deposit (as defined below in “Purchases and Redemptions of Creation Units — Purchase (Creation)”) to the Trust, a U.S. Holder will generally realize gain or loss with respect to each stock included in the Portfolio Deposit in an amount equal to the difference, if any, between the amount received with respect to such stock and the U.S. Holder’s basis in the stock. The amount received with respect to each stock included in a Portfolio Deposit is determined by allocating among all of the stocks included in the Portfolio Deposit an amount equal to the fair market value of the Creation Units received (determined as of the date of transfer of the Portfolio Deposit) plus the amount of any cash received from the Trust, reduced by the amount of any cash that the U.S. Holder pays to the Trust. This allocation is made among such stocks in accordance with their relative fair market values as of the date of transfer of the Portfolio Deposit. The IRS may assert that any loss resulting from the transfer of a Portfolio Deposit to the Trust may not be recognized on the ground that there has been no material change in the economic position of the U.S. Holder. The Trust will not recognize gain or loss for U.S. federal income tax purposes on the issuance of Creation Units in exchange for Portfolio Deposits.

Backup Withholding and Information Reporting.    Payments on the Units and proceeds from a sale or other disposition of Units will be subject to information reporting unless the U.S. Holder is an exempt recipient. A U.S. Holder will be subject to backup withholding on all such amounts unless (i) the U.S. Holder is an exempt recipient or (ii) the U.S. Holder provides its correct taxpayer identification number (generally, on IRS Form W-9) and certifies that it is not subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld pursuant to the backup withholding rules will be allowed as a credit against the U.S. Holder’s U.S. federal income tax liability and may entitle the U.S. Holder to a refund, provided that the required information is furnished to the IRS on a timely basis.

Tax Consequences to Non-U.S. Holders

The discussion in this section applies only to Non-U.S. Holders. A “Non-U.S. Holder” is a person that, for U.S. federal income tax purposes, is a beneficial owner of Units and is a nonresident alien individual, a foreign corporation, a foreign trust or a foreign estate. The discussion below does not apply to a Non-U.S. Holder who is a nonresident alien individual and is present in the United States for 183 days or more during any taxable year; a nonresident alien individual who is a former citizen or resident of the United States; an expatriated entity; a controlled foreign corporation; a passive foreign investment company; a foreign government for purposes of Section 892 of the Code or a tax-exempt organization for U.S. federal income tax purposes. Such Non-U.S. Holders should consult their tax advisors with respect to the particular tax consequences to them of an investment in the Trust. The U.S. federal income taxation of a Non-U.S. Holder depends on whether the income that the Non-U.S. Holder derives from the Trust is “effectively connected” with a trade or business that the Non-U.S. Holder conducts in the United States (and, if required by an applicable tax treaty, is attributable to a U.S. permanent establishment maintained by the Non-U.S. Holder).

If the income that a Non-U.S. Holder derives from the Trust is not “effectively connected” with a U.S. trade or business conducted by such Non-U.S. Holder (or, if an applicable tax treaty so provides, the Non-U.S. Holder does not maintain a permanent establishment in the United States), distributions of “investment company taxable income” to such Non-U.S. Holder will generally be subject to U.S. federal withholding tax at a rate of 30% (or lower rate under an applicable tax treaty). Provided that certain requirements are satisfied, this withholding tax will not be imposed on dividends paid by the Trust to the extent that the underlying income out of which the dividends are paid consists of U.S.-source interest income or short-term capital gains that would not have been subject to U.S. withholding tax if received directly by the Non-U.S. Holder (“interest-related dividends” and “short-term capital gain dividends,” respectively).

A Non-U.S. Holder whose income from the Trust is not “effectively connected” with a U.S. trade or business (or, if an applicable tax treaty so provides, does not maintain a permanent establishment in the United States) will generally be exempt from U.S. federal income tax on capital gain dividends and any amounts retained by the Trust that are designated as undistributed capital gains. In addition, such a Non-U.S. Holder will generally be exempt from U.S. federal income tax on any gains realized upon the sale or exchange of Units.

If the income from the Trust is “effectively connected” with a U.S. trade or business carried on by a Non-U.S. Holder (and, if required by an applicable tax treaty, is attributable to a U.S. permanent establishment maintained by the Non-U.S. Holder), any distributions of “investment company taxable income,” any capital gain dividends, any amounts retained by the Trust that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Units will be subject to U.S. federal income tax, on a net income basis, at the rates applicable to U.S. Holders. A Non-U.S. Holder that is a corporation may also be subject to the U.S. branch profits tax.

Information returns will be filed with the IRS in connection with certain payments on the Units and may be filed in connection with payments of the proceeds from a sale or other disposition of Units. A Non-U.S. Holder may be subject to backup withholding on distributions or on the proceeds from a redemption or other disposition of Units if such Non-U.S. Holder does not certify its non-U.S. status under penalties of perjury or otherwise establish an exemption. Backup withholding is not an additional tax. Any amounts withheld pursuant to the backup withholding rules will be allowed as a credit against the Non-U.S. Holder’s U.S. federal income tax liability, if any, and may entitle the Non-U.S. Holder to a refund, provided that the required information is furnished to the IRS on a timely basis.

In order to qualify for the exemption from U.S. withholding on interest-related dividends, to qualify for an exemption from U.S. backup withholding and to qualify for a reduced rate of U.S. withholding tax on Trust distributions pursuant to an income tax treaty, a Non-U.S. Holder must generally deliver to the withholding agent a properly executed IRS form (generally, Form W-8BEN or Form W-8BEN-E, as applicable). In order to claim a refund of any Trust-level taxes imposed on undistributed net capital gain, any withholding taxes or any backup withholding, a Non-U.S. Holder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return, even if the Non-U.S. Holder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. income tax return.

Under Sections 1471 through 1474 of the Code (“FATCA”), a withholding tax at the rate of 30% will generally be imposed on payments of dividends on Units to certain foreign entities (including financial intermediaries) unless the foreign entity provides the withholding agent with certifications and other information (which may include information relating to ownership by U.S. persons of interests in, or accounts with, the foreign entity). Treasury and the IRS have issued proposed regulations that (i) provide that “withholdable payments” will not include gross proceeds from the disposition of property that can produce U.S. source dividends or interest, as otherwise would have been the case after December 31, 2018 and (ii) state that taxpayers may rely on these provisions of the proposed regulations until final regulations are issued. If FATCA withholding is imposed, a beneficial owner of Units that is not a foreign financial institution generally may obtain a refund of any amounts withheld by filing a U.S. federal income tax return (which may entail significant administrative burden). Non-U.S. Holders should consult their tax advisors regarding the possible implications of FATCA on their investment in Units.

SPDR S&P 500® ETF Trust

Report of Independent Registered Public Accounting Firm

To the Trustee and Unitholders of SPDR S&P 500 ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of SPDR S&P 500 ETF Trust (the “Trust”) as of September 30, 2021, the related statements of operations and of changes in net assets for each of the three years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Trust as of September 30, 2021, the results of its operations and the changes in its net assets for each of the three years in the period ended September 30, 2021 and the financial highlights for each of the five years in the period ended September 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management (the Trustee). Our responsibility is to express an opinion on the Trust’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management (the Trustee), as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

November 23, 2021

We have served as the auditor of one or more investment companies in the SPDR Trusts since 1993.

SPDR S&P 500® ETF Trust

Statement of Assets and Liabilities

September 30, 2021

ASSETS
Investments in unaffiliated issuers, at value (Note 2)	$383,794,896,887
Investments in affiliates of the Trustee and the Sponsor, at value	1,007,294,059

Total Investments	384,802,190,946
Cash	1,194,645,231
Dividends receivable — unaffiliated issuers (Note 2)	236,424,350
Dividends receivable — affiliated issuers (Note 2)	2,259,739

Total Assets	386,235,520,266

LIABILITIES
Payable for units of fractional undivided interest (“Units”) redeemed in-kind	693,609
Accrued Trustee expense (Note 3)	18,454,797
Accrued Marketing expense (Note 3)	7,278,879
Distribution payable	1,307,415,573
Accrued expenses and other liabilities	49,137,129

Total Liabilities	1,382,979,987

NET ASSETS	$384,852,540,279

NET ASSETS CONSIST OF:
Paid-in Capital (Note 4)	$393,622,836,281
Total distributable earnings (loss)	(8,770,296,002)

NET ASSETS	$384,852,540,279

NET ASSET VALUE PER UNIT	$429.22

UNITS OUTSTANDING (UNLIMITED UNITS AUTHORIZED)	896,632,116

COST OF INVESTMENTS:
Unaffiliated issuers	$378,966,589,394
Affiliates of the Trustee and the Sponsor (Note 3)	1,041,233,480

Total Cost of Investments	$380,007,822,874

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Statements of Operations

	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19
INVESTMENT INCOME
Dividend income — unaffiliated issuers (Note 2)	$5,063,477,430	$5,344,744,140	$5,569,189,037
Dividend income — affiliates of the Trustee and the Sponsor	15,321,426	15,314,759	14,842,022
Foreign taxes withheld	(484,053)	—	—

Total Investment Income	5,078,314,803	5,360,058,899	5,584,031,059

EXPENSES
Trustee expense (Note 3)	203,372,449	156,390,558	129,443,668
S&P license fee (Note 3)	105,207,778	85,102,695	79,275,442
Marketing expense (Note 3)	15,493,874	19,590,285	36,911,835
Legal and audit fees	616,921	405,831	605,028
Other expenses	4,823,485	4,688,948	1,591,672

Total Expenses	329,514,507	266,178,317	247,827,645

NET INVESTMENT INCOME (LOSS)	4,748,800,296	5,093,880,582	5,336,203,414

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments — unaffiliated issuers	(3,076,057,194)	(2,843,848,543)	(1,874,707,476)
Investments — affiliates of the Trustee and the Sponsor	(6,071,948)	(8,520,407)	(2,398,982)
In-kind redemptions — unaffiliated issuers	72,888,738,765	33,362,317,592	19,405,809,495
In-kind redemptions — affiliated issuers	114,827,869	79,983,578	39,060,086

Net realized gain (loss)	69,921,437,492	30,589,932,220	17,567,763,123

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated issuers	11,150,654,602	4,637,256,785	(13,388,014,704)
Investments — affiliates of the Trustee and the Sponsor	69,456,986	(19,657,458)	(33,757,839)

Net change in unrealized appreciation/depreciation	11,220,111,588	4,617,599,327	(13,421,772,543)

NET REALIZED AND UNREALIZED GAIN (LOSS)	81,141,549,080	35,207,531,547	4,145,990,580

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$85,890,349,376	$40,301,412,129	$9,482,193,994

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Statements of Changes in Net Assets

	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$4,748,800,296	$5,093,880,582	$5,336,203,414
Net realized gain (loss)	69,921,437,492	30,589,932,220	17,567,763,123
Net change in unrealized appreciation/depreciation	11,220,111,588	4,617,599,327	(13,421,772,543)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	85,890,349,376	40,301,412,129	9,482,193,994

NET EQUALIZATION CREDITS AND CHARGES (NOTE 2)	14,211,571	(28,962,904)	(53,196,888)

DISTRIBUTIONS TO UNITHOLDERS	(4,958,580,733)	(5,149,353,080)	(5,057,184,141)

INCREASE (DECREASE) IN NET ASSETS FROM UNIT TRANSACTIONS:
Proceeds from issuance of Units	653,742,584,343	615,842,536,075	487,497,849,720
Cost of Units redeemed	(643,775,317,843)	(631,300,529,687)	(497,053,054,235)
Net income equalization (Note 2)	(14,211,571)	28,962,904	53,196,888

NET INCREASE (DECREASE) IN NET ASSETS FROM ISSUANCE AND REDEMPTION OF UNITS	9,953,054,929	(15,429,030,708)	(9,502,007,627)

NET INCREASE (DECREASE) IN NET ASSETS DURING THE PERIOD	90,899,035,143	19,694,065,437	(5,130,194,662)

NET ASSETS AT BEGINNING OF PERIOD	293,953,505,136	274,259,439,699	279,389,634,361

NET ASSETS AT END OF PERIOD	$384,852,540,279	$293,953,505,136	$274,259,439,699

UNIT TRANSACTIONS:
Units sold	1,652,950,000	2,081,250,000	1,753,650,000
Units redeemed	(1,633,250,000)	(2,128,300,000)	(1,791,100,000)

NET INCREASE (DECREASE)	19,700,000	(47,050,000)	(37,450,000)

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Financial Highlights

Selected data for a Unit outstanding throughout each period

	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19	Year Ended 9/30/18	Year Ended 9/30/17
Net asset value, beginning of period	$335.21	$296.82	$290.60	$251.30	$216.40

Income (loss) from investment operations:
Net investment income (loss) (a)	5.44	5.59	5.71	4.86	4.65
Net realized and unrealized gain (loss)	94.21	38.51	6.05	39.46	34.97

Total from investment operations	99.65	44.10	11.76	44.32	39.62

Net equalization credits and charges (a)	0.02	(0.03)	(0.06)	0.00(b )	0.06

Less Distributions from:
Net investment income	(5.66)	(5.68)	(5.48)	(5.02)	(4.78)

Net asset value, end of period	$429.22	$335.21	$296.82	$290.60	$251.30

Total return(c)	29.79%	14.98%	4.11%	17.72%	18.44	%(d)
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$384,852,540	$293,953,505	$274,259,440	$279,389,634	$243,299,576
Ratios to average net assets:
Total expenses (excluding Trustee earnings credit and fee waivers)	0.09%	0.09%	0.10%	0.10%	0.09%
Total expenses (excluding Trustee earnings credit)	0.09%	0.09%	0.10%	0.10%	0.09%
Net expenses (e)	0.09%	0.09%	0.09%	0.09%	0.09%
Net investment income (loss)	1.36%	1.81%	2.03%	1.79%	1.98%
Portfolio turnover rate (f)	4%	2%	3%	2%	3%

(a)	Per Unit numbers have been calculated using the average shares method, which more appropriately presents per Unit data for the year.
(b)	Amount is less than $0.005 per Unit.
(c)

Total return is calculated assuming a purchase of Units at net asset value per Unit on the first day and a sale at net asset value per Unit on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per Unit on the

See accompanying notes to financial statements.

respective payment dates of the Trust. Total return for a period of less than one year is not annualized. Broker commission charges are not included in this calculation.
(d)

Reflects a non-recurring litigation payment received by the Trust from State Street Corp., an affiliate, which amounted to less than $0.005 per Unit outstanding as of March 20, 2017. This payment resulted in an increase to total return of less than 0.005% for the period ended September 30, 2017.

(e)	Net of expenses waived by the Trustee.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions of Units.

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Notes to Financial Statements

September 30, 2021

Note 1 — Organization

SPDR S&P 500® ETF Trust (the “Trust”) is a unit investment trust created under the laws of the State of New York and registered under the Investment Company Act of 1940, as amended. The Trust is an “Exchange-Traded Fund”, the units of which are listed on and traded on the New York Stock Exchange under the symbol “SPY”, and operates under an exemptive order granted by the U.S. Securities and Exchange Commission (the “SEC”). The Trust was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the component common stocks, in substantially the same weighting, which comprise the Standard & Poor’s 500® Index (the “S&P 500® Index”). Each unit of fractional undivided interest in the Trust is referred to as a “Unit”. The Trust commenced operations on January 22, 1993 upon the initial issuance of 150,000 Units (equivalent to three “Creation Units” — see Note 4) in exchange for a portfolio of securities assembled to reflect the intended portfolio composition of the Trust.

Effective June 16, 2017, State Street Bank and Trust Company (“SSBT”) resigned as trustee of the Trust. PDR Services, LLC, as sponsor of the Trust (the “Sponsor”), appointed State Street Global Advisors Trust Company, a wholly-owned subsidiary of SSBT, as trustee of the Trust (the “Trustee”).

The services received, and the trustee fees paid, by the Trust have not changed as a result of the change in the identity of the Trustee. SSBT continues to maintain the Trust’s accounting records, act as custodian and transfer agent to the Trust, and provide administrative services, including the filing of certain regulatory reports.

Under the Amended and Restated Standard Terms and Conditions of the Trust, as amended (the “Trust Agreement”), the Sponsor and the Trustee are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trustee expects the risk of material loss to be remote.

The Sponsor is an indirect, wholly-owned subsidiary of Intercontinental Exchange, Inc. (“ICE”). ICE is a publicly-traded entity, trading on the New York Stock Exchange under the symbol “ICE.”

SPDR S&P 500® ETF Trust

Notes to Financial Statements

September 30, 2021

Note 2 — Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trustee in the preparation of the Trust’s financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Trustee to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Trust is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Security Valuation

The Trust’s investments are valued at fair value each day that the New York Stock Exchange (“NYSE”) is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the NYSE is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of the Trust are valued pursuant to the policy and procedures developed by the Oversight Committee of the Trustee (the “Committee”). The Committee provides oversight of the valuation of investments for the Trust.

Valuation techniques used to value the Trust’s equity investments are as follows:

Equity investments (including preferred stocks) traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.

In the event that prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Trustee.

Fair value pricing could result in a difference between the prices used to calculate the Trust’s net asset value (“NAV”) and the prices used by the Trust’s underlying index, the S&P 500® Index, which in turn could result in a difference between the Trust’s performance and the performance of the S&P 500® Index.

SPDR S&P 500® ETF Trust

Notes to Financial Statements

September 30, 2021

Note 2 — Summary of Significant Accounting Policies – (continued)

The Trustee values the Trust’s assets and liabilities at fair value using a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with the investment.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the assets or liabilities either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.

Investment Transactions and Income Recognition

Investment transactions are accounted for on the trade date for financial reporting purposes. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, or when the information becomes available, net of any foreign taxes withheld at source, if any. Non-cash dividends received in the form of stock, if any, are recorded as dividend income at fair value. Distributions received by the Trust may include a return of capital that is estimated by the Trustee. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. The Trust invests in real estate investment trusts (“REITs”). REITs determine the characterization of their income annually and may characterize a portion of their distributions as a return of capital or capital gain. The Trustee’s policy is to record all REIT distributions as dividend income initially and re-designate a portion to return of capital or capital gain distributions at year end based on information provided by the REIT and/or Trustee’s estimates of such re-designations for which actual information

SPDR S&P 500® ETF Trust

Notes to Financial Statements

September 30, 2021

Note 2 — Summary of Significant Accounting Policies – (continued)

has not yet been reported. Realized gains and losses from the sale or disposition of investments are determined using the identified cost method.

Distributions

The Trust declares and distributes dividends from net investment income, if any, to its holders of Units (“Unitholders”), quarterly. Capital gain distributions, if any, are generally declared and paid annually. Additional distributions may be paid by the Trust to avoid imposition of federal income and excise tax on any remaining undistributed net investment income and capital gains. The amount and character of income and gains to be distributed are determined in accordance with federal tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.

Equalization

The Trustee follows the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring the Trust’s Units, equivalent on a per Unit basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per Unit is unaffected by sales or reacquisitions of the Trust’s Units. Amounts related to Equalization can be found on the Statements of Changes in Net Assets.

Federal Income Taxes

For U.S. federal income tax purposes, the Trust has qualified as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (a “RIC”), and intends to continue to qualify as a RIC. As a RIC, the Trust will generally not be subject to U.S. federal income tax for any taxable year on income, including net capital gains, that it distributes to its Unitholders, provided that it distributes on a timely basis at least 90% of its “investment company taxable income” determined prior to the deduction for dividends paid by the Trust (generally, its taxable income other than net capital gain) for such taxable year. In addition, provided that the Trust distributes substantially all of its ordinary income and capital gains during each calendar year, the Trust will not be subject to U.S. federal excise tax. Income and capital gain distributions are determined in accordance with U.S. federal income tax principles, which may differ from U.S. GAAP. These book-tax differences are primarily due to differing treatments for in-kind transactions, REITs and losses deferred due to wash sales.

SPDR S&P 500® ETF Trust

Notes to Financial Statements

September 30, 2021

Note 2 — Summary of Significant Accounting Policies – (continued)

U.S. GAAP requires the evaluation of tax positions taken in the course of preparing the Trust’s tax returns to determine whether the tax positions are more likely than not to be sustained by the applicable tax authority. For U.S. GAAP purposes, the Trust recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities.

The Trustee has reviewed the Trust’s tax positions for the open tax years as of September 30, 2021 and has determined that no provision for income tax is required in the Trust’s financial statements. Generally, the Trust’s tax returns for the prior three fiscal years remain subject to examinations by the Trust’s major tax jurisdictions, which include the United States of America, the Commonwealth of Massachusetts and the State of New York. The Trustee has the Trust recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations. There were no such expenses for the year ended September 30, 2021.

No income tax returns are currently under examination. The Trustee has analyzed the relevant tax laws and regulations and their application to the Trust’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of any tax liabilities. Any potential tax liability is also subject to ongoing interpretation of laws by taxing authorities. The tax treatment of the Trust’s investments may change over time based on factors including, but not limited to, new tax laws, regulations and interpretations thereof.

During the year ended September 30, 2021, the Trustee reclassified $73,003,566,634 of non-taxable security gains realized from the in-kind redemption of Creation Units (Note 4) as an increase to paid in capital in the Statement of Assets and Liabilities.

At September 30, 2021, the Trust had capital loss carryforwards that may be utilized to offset any future net realized capital gains as follows:

Non-Expiring – Short Term	$1,681,919,620
Non-Expiring – Long Term	10,636,633,400

At September 30, 2021, gross unrealized appreciation and gross unrealized depreciation of investments based on cost for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
SPDR S&P 500® ETF Trust	$380,037,747,041	$27,183,581,167	$22,419,137,262	$4,764,443,905

SPDR S&P 500® ETF Trust

Notes to Financial Statements

September 30, 2021

Note 2 — Summary of Significant Accounting Policies – (continued)

The tax character of distributions paid during the years ended September 30, 2021, 2020, and 2019 were as follows:

Distributions paid from:	2021	2020	2019
Ordinary Income	$4,958,580,733	$5,149,353,080	$5,057,184,141

As of September 30, 2021, the components of distributable earnings (excluding unrealized appreciation/ (depreciation)) were undistributed ordinary income of $91,228,684 and undistributed capital gain of $0.

Note 3 — Transactions with Affiliates of the Trustee and Sponsor

SSBT maintains the Trust’s accounting records, acts as custodian and transfer agent to the Trust, and provides administrative services, including the filing of certain regulatory reports. The Trustee pays SSBT for such services. The Trustee oversees the services provided by SSBT and is responsible for determining the composition of the portfolio of securities which must be delivered and/or received in exchange for the issuance and/or redemption of Creation Units of the Trust, and for adjusting the composition of the Trust’s portfolio from time to time to conform to changes in the composition and/or weighting structure of the S&P 500® Index. For these services, the Trustee received a fee at the following annual rates for the year ended September 30, 2021:

Net asset value of the Trust	Fee as a percentage of net asset value of the Trust
$0 - $499,999,999	0.10% per annum plus or minus the Adjustment Amount
$500,000,000 - $2,499,999,999	0.08% per annum plus or minus the Adjustment Amount
$2,500,000,000 and above	0.06% per annum plus or minus the Adjustment Amount

The adjustment amount (the “Adjustment Amount”) is the sum of (a) the excess or deficiency of transaction fees received by the Trustee, less the expenses incurred in processing orders for the creation and redemption of Units and (b) the amounts earned by the Trustee with respect to the cash held by the Trustee for the benefit of the Trust. During the year ended September 30, 2021, the Adjustment Amount reduced the Trustee’s fee by $6,443,111. The Adjustment Amount included an excess of net transaction fees from processing orders of $5,799,430 and a Trustee earnings credit of $643,681.

The Trustee has voluntarily agreed to waive a portion of its fee, as needed, for one year until February 1, 2022, so that the total operating expenses would not exceed 0.0945% per annum of the daily NAV of the Trust. No amounts were waived for the years ended September 30, 2021, 2020 and 2019. The Trustee has not entered into an agreement with the Trust to recapture waived fees in subsequent periods, and the Trustee may discontinue the voluntary waiver.

SPDR S&P 500® ETF Trust

Notes to Financial Statements

September 30, 2021

Note 3 — Transactions with Affiliates of the Trustee and Sponsor – (continued)

In accordance with the Trust Agreement and under the terms of an exemptive order issued by the SEC, dated December 30, 1997, the Sponsor is reimbursed by the Trust for certain expenses up to a maximum of 0.20% of the Trust’s NAV on an annualized basis. The expenses reimbursed to the Sponsor for the years ended September 30, 2021, 2020 and 2019, did not exceed 0.20% per annum. The licensing and marketing fee disclosed below are subject to both the reimbursement from the Trust to the Sponsor and expense limitation of 0.20% of the Trust’s NAV for the years ended September 30, 2021, 2020 and 2019. The Trust reimbursed the Sponsor for $519,011, $402,393, and $549,533 of legal fees for the years ended September 30, 2021, 2020, and 2019, respectively, which are included in Legal and audit fees on the Statements of Operations.

S&P Dow Jones Indices LLC (“S&P”), per a license from Standard & Poor’s Financial Services LLC, and State Street Global Advisors Funds Distributors, LLC (“SSGA FD” or the “Marketing Agent”) have entered into a license agreement (the “License Agreement”). The License Agreement grants SSGA FD, an affiliate of the Trustee, a license to use the S&P 500® Index and to use certain trade names and trademarks of S&P in connection with the Trust. The S&P 500® Index also serves as the basis for determining the composition of the Trust’s portfolio. The Trustee (on behalf of the Trust), the Sponsor and NYSE Arca, Inc. (“NYSE Arca”, the principal U.S. listing exchange for the Trust) have each received a sublicense from SSGA FD for the use of the S&P 500® Index and certain trade names and trademarks in connection with their rights and duties with respect to the Trust. The License Agreement may be amended without the consent of any of the owners of beneficial interests of Units. Currently, the License Agreement is scheduled to terminate on November 29, 2031, but its term may be extended without the consent of any of the owners of beneficial interests of Units. Pursuant to such arrangements and in accordance with the Trust Agreement, the Trust reimburses the Sponsor for payment of fees under the License Agreement to S&P equal to 0.03% of the daily size of the Trust (based on Unit closing price and outstanding Units) plus an annual license fee of $600,000.

The Sponsor has entered into an agreement with the Marketing Agent pursuant to which the Marketing Agent has agreed to market and promote the Trust. The Marketing Agent is reimbursed by the Sponsor for the expenses it incurs for providing such services out of amounts that the Trust reimburses the Sponsor. Expenses incurred by the Marketing Agent include, but are not limited to: printing and distribution of marketing materials describing the Trust, associated legal, consulting, advertising and marketing costs and other out-of-pocket expenses.

SPDR S&P 500® ETF Trust

Notes to Financial Statements

September 30, 2021

Note 3 — Transactions with Affiliates of the Trustee and Sponsor – (continued)

ALPS Distributors, Inc. (the “Distributor”) serves as the distributor of the Units. The Sponsor pays the Distributor for its services a flat annual fee of $25,000, and the Trust does not reimburse the Sponsor for this fee.

Investments in Affiliates of the Trustee and the Sponsor

The Trust has invested in companies that are considered affiliates of the Trustee (State Street Corp.) and the Sponsor (ICE). Such investments were made according to the representative portion of the S&P 500® Index. The market values of these investments at September 30, 2021 are listed in the Schedule of Investments.

Note 4 — Unitholder Transactions

Units are issued and redeemed by the Trust only in Creation Unit size aggregations of 50,000 Units. Such transactions are only permitted on an in-kind basis, with a separate cash payment that is equivalent to the undistributed net investment income per Unit (income equalization) and a balancing cash component to equate the transaction to the NAV per Unit of the Trust on the transaction date. There is a transaction fee payable to the Trustee in connection with each creation and redemption of Creation Units made through the clearing process (the “Transaction Fee”). The Transaction Fee is non-refundable, regardless of the NAV of the Trust. The Transaction Fee is the lesser of $3,000 or 0.10% (10 basis points) of the value of one Creation Unit at the time of creation per participating party per day, regardless of the number of Creation Units created or redeemed on such day. The Transaction Fee is currently $3,000. For creations and redemptions outside the clearing process, including orders from a participating party restricted from engaging in transactions in one or more of the common stocks that are included in the S&P 500® Index, an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit is charged per Creation Unit per day.

Note 5 — Investment Transactions

For the year ended September 30, 2021, the Trust had in-kind contributions, in-kind redemptions, purchases and sales of investment securities of $327,531,902,003, $317,538,556,954, $12,387,467,621, and $12,351,400,877, respectively. Net realized gain (loss) on investment transactions in the 2021 Statement of Operations includes net gains resulting from in-kind transactions of $73,003,566,634.

Note 6 — Equity Investing and Market Risk

An investment in the Trust involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and

SPDR S&P 500® ETF Trust

Notes to Financial Statements

September 30, 2021

Note 6 — Equity Investing and Market Risk – (continued)

political developments, changes in interest rates, perceived trends in securities prices, war, acts of terrorism, the spread of infectious disease or other public health issues. Local, regional or global events such as war, acts of terrorism, the spread of infectious disease or other public health issues, recessions, or other events could have a significant impact on the Trust and its investments and could result in increased premiums or discounts to the Trust’s net asset value.

An investment in the Trust is subject to the risks of any investment in a broadly based portfolio of equity securities, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. The value of common stocks actually held by the Trust and that make up the Trust’s portfolio (the “Portfolio Securities”) may fluctuate in accordance with changes in the financial condition of the issuers of Portfolio Securities, the value of equity securities generally and other factors. The identity and weighting of common stocks that are included in the S&P 500® Index and the Portfolio Securities change from time to time.

The financial condition of issuers of Portfolio Securities may become impaired or the general condition of the stock market may deteriorate, either of which may cause a decrease in the value of the Trust’s portfolio and thus in the value of Units. Since the Trust is not actively managed, the adverse financial condition of an issuer will not result in its elimination from the Trust’s portfolio unless such issuer is removed from the S&P 500® Index. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises, as well as war, acts of terrorism and the spread of infectious disease or other public health issues.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and was declared a pandemic by the World Health Organization in March 2020. This coronavirus has resulted in travel restrictions, restrictions on gatherings of people (including closings of, or limitations on, dining and entertainment establishments, as well as schools and universities), closed businesses (or businesses that are restricted in their operations), closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and

SPDR S&P 500® ETF Trust

Notes to Financial Statements

September 30, 2021

Note 6 — Equity Investing and Market Risk – (continued)

other infectious disease outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak cannot be determined with certainty. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets and disruption to the global economy, the consequences of which are currently unpredictable. Certain of the Trust’s investments are likely to have exposure to businesses that, as a result of COVID-19, experience a slowdown or temporary suspension in business activities. These factors, as well as any restrictive measures instituted in order to prevent or control a pandemic or other public health crisis, such as the one posed by COVID-19, could have a material and adverse effect on the Trust’s investments.

Holders of common stocks of any given issuer incur more risk than holders of preferred stocks and debt obligations of the issuer because the rights of common stockholders, as owners of the issuer, generally are subordinate to the rights of creditors of, or holders of debt obligations or preferred stocks issued by, such issuer. Further, unlike debt securities that typically have a stated principal amount payable at maturity, or preferred stocks that typically have a liquidation preference and may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Equity securities values are subject to market fluctuations as long as the equity securities remain outstanding. The value of the Trust’s portfolio will fluctuate over the entire life of the Trust.

There can be no assurance that the issuers of Portfolio Securities will pay dividends. Distributions generally depend upon the declaration of dividends by the issuers of Portfolio Securities and the declaration of such dividends generally depends upon various factors, including the financial condition of the issuers and general economic conditions.

Note 7 — Subsequent Events

The Trustee has evaluated the impact of all subsequent events on the Trust through the date on which the financial statements were issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

SPDR S&P 500® ETF Trust

Schedule of Investments

September 30, 2021

Common Stocks	Shares	Value

3M Co.	6,094,541	$1,069,104,382
A.O. Smith Corp.	1,402,970	85,679,378
Abbott Laboratories	18,672,574	2,205,791,167
AbbVie, Inc.	18,613,042	2,007,788,841
ABIOMED, Inc.(a)	480,264	156,335,537
Accenture PLC Class A	6,679,321	2,136,848,374
Activision Blizzard, Inc.	8,191,277	633,922,927
Adobe, Inc.(a)	5,017,719	2,888,801,183
Advance Auto Parts, Inc.	694,663	145,108,154
Advanced Micro Devices, Inc.(a)	12,775,876	1,314,637,640
AES Corp.	7,018,527	160,232,971
Aflac, Inc.	6,523,711	340,081,054
Agilent Technologies, Inc.	3,196,127	503,485,886
Air Products & Chemicals, Inc.	2,331,574	597,139,417
Akamai Technologies, Inc.(a)	1,714,948	179,366,411
Alaska Air Group, Inc.(a)	1,317,477	77,204,152
Albemarle Corp.	1,237,833	271,048,292
Alexandria Real Estate Equities, Inc. REIT	1,457,149	278,417,459
Align Technology, Inc.(a)	763,519	508,068,448
Allegion PLC	944,620	124,859,872
Alliant Energy Corp.	2,651,540	148,433,209
Allstate Corp.	3,125,084	397,854,444
Alphabet, Inc. Class A(a)	3,171,161	8,478,162,357

Common Stocks	Shares	Value

Alphabet, Inc. Class C(a)	2,967,733	$7,909,928,442
Altria Group, Inc.	19,423,068	884,138,055
Amazon.com, Inc.(a)	4,587,297	15,069,454,137
Amcor PLC	16,372,051	189,752,071
Ameren Corp.	2,713,720	219,811,320
American Airlines Group, Inc.(a)	6,810,764	139,756,877
American Electric Power Co., Inc.	5,271,022	427,901,566
American Express Co.	6,777,633	1,135,456,856
American International Group, Inc.	9,007,524	494,422,992
American Tower Corp. REIT	4,793,934	1,272,358,023
American Water Works Co., Inc.	1,911,486	323,117,593
Ameriprise Financial, Inc.	1,202,282	317,546,722
AmerisourceBergen Corp.	1,563,917	186,809,886
AMETEK, Inc.	2,446,812	303,429,156
Amgen, Inc.	5,981,130	1,271,887,294
Amphenol Corp. Class A	6,300,576	461,391,180
Analog Devices, Inc.	5,665,446	948,848,896
ANSYS, Inc.(a)	917,316	312,300,232
Anthem, Inc.	2,568,044	957,366,803
Aon PLC Class A	2,377,581	679,441,322
APA Corp.	4,009,052	85,913,984
Apple, Inc.	165,402,059	23,404,391,348
Applied Materials, Inc.	9,626,581	1,239,229,772
Aptiv PLC(a)	2,849,129	424,434,747

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Schedule of Investments (continued)

September 30, 2021

Common Stocks	Shares	Value

Archer-Daniels-Midland Co.	5,891,735	$353,563,017
Arista Networks, Inc.(a)	581,119	199,695,733
Arthur J Gallagher & Co.	2,175,617	323,405,467
Assurant, Inc.	619,329	97,699,150
AT&T, Inc.	75,203,583	2,031,248,777
Atmos Energy Corp.	1,387,874	122,410,487
Autodesk, Inc.(a)	2,317,337	660,834,992
Automatic Data Processing, Inc.	4,456,339	890,911,293
AutoZone, Inc.(a)	226,878	385,236,575
AvalonBay Communities, Inc. REIT	1,470,529	325,928,048
Avery Dennison Corp.	872,892	180,871,951
Baker Hughes Co.	8,726,353	215,802,710
Ball Corp.	3,440,054	309,501,658
Bank of America Corp.	77,996,042	3,310,931,983
Bank of New York Mellon Corp.	8,364,305	433,605,571
Bath & Body Works, Inc.	2,788,534	175,761,298
Baxter International, Inc.	5,265,322	423,489,848
Becton Dickinson and Co.	3,024,817	743,560,515
Berkshire Hathaway, Inc. Class B(a)	19,524,258	5,328,950,979
Best Buy Co., Inc.	2,367,052	250,221,067
Biogen, Inc.(a)	1,569,567	444,171,765
Bio-Rad Laboratories, Inc. Class A(a)	226,225	168,752,539

Common Stocks	Shares	Value

Bio-Techne Corp.	412,341	$199,808,078
BlackRock, Inc.	1,504,506	1,261,769,002
Boeing Co.(a)	5,803,242	1,276,365,045
Booking Holdings, Inc.(a)	432,546	1,026,807,973
BorgWarner, Inc.	2,535,787	109,571,356
Boston Properties, Inc. REIT	1,505,271	163,096,113
Boston Scientific Corp.(a)	14,997,035	650,721,349
Bristol-Myers Squibb Co.	23,404,797	1,384,861,838
Broadcom, Inc.	4,321,140	2,095,450,420
Broadridge Financial Solutions, Inc.	1,228,592	204,732,571
Brown & Brown, Inc.	2,461,943	136,514,739
Brown-Forman Corp. Class B	1,938,156	129,875,834
C.H. Robinson Worldwide, Inc.	1,387,348	120,699,276
Cabot Oil & Gas Corp.	4,237,217	92,201,842
Cadence Design Systems, Inc.(a)	2,915,171	441,473,496
Caesars Entertainment, Inc.(a)	2,209,781	248,114,211
Campbell Soup Co.	2,153,146	90,023,034
Capital One Financial Corp.	4,698,768	761,059,453
Cardinal Health, Inc.	3,081,463	152,409,160
CarMax, Inc.(a)	1,725,002	220,731,256
Carnival Corp.(a)	8,465,872	211,731,459
Carrier Global Corp.	9,139,215	473,045,768

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Schedule of Investments (continued)

September 30, 2021

Common Stocks	Shares	Value

Catalent, Inc.(a)	1,794,146	$238,747,008
Caterpillar, Inc.	5,766,458	1,106,986,942
Cboe Global Markets, Inc.	1,122,904	139,082,889
CBRE Group, Inc. Class A(a)	3,536,262	344,290,468
CDW Corp.	1,453,196	264,510,736
Celanese Corp.	1,170,397	176,308,604
Centene Corp.(a)	6,141,087	382,651,131
CenterPoint Energy, Inc.	6,162,783	151,604,462
Ceridian HCM Holding, Inc.(a)	1,420,681	159,997,094
Cerner Corp.	3,124,370	220,330,572
CF Industries Holdings, Inc.	2,270,475	126,737,915
Charles River Laboratories International, Inc.(a)	528,871	218,249,196
Charles Schwab Corp.	15,811,984	1,151,744,915
Charter Communications, Inc. Class A(a)	1,336,062	972,065,269
Chevron Corp.	20,369,178	2,066,453,108
Chipotle Mexican Grill, Inc.(a)	296,015	538,013,183
Chubb, Ltd.	4,620,998	801,650,733
Church & Dwight Co., Inc.	2,600,377	214,713,129
Cigna Corp.	3,582,177	717,008,548
Cincinnati Financial Corp.	1,590,680	181,687,470
Cintas Corp.	925,091	352,145,140
Cisco Systems, Inc.	44,386,983	2,415,983,485
Citigroup, Inc.	21,347,575	1,498,172,813
Citizens Financial Group, Inc.	4,511,163	211,934,438

Common Stocks	Shares	Value

Citrix Systems, Inc.	1,305,425	$140,163,482
Clorox Co.	1,293,544	214,223,822
CME Group, Inc.	3,782,647	731,488,277
CMS Energy Corp.	3,060,659	182,813,162
Coca-Cola Co.	40,919,188	2,147,029,794
Cognizant Technology Solutions Corp. Class A	5,535,903	410,819,362
Colgate-Palmolive Co.	8,884,548	671,494,138
Comcast Corp. Class A	48,242,928	2,698,226,963
Comerica, Inc.	1,410,449	113,541,145
Conagra Brands, Inc.	5,096,265	172,610,496
ConocoPhillips	14,104,207	955,842,108
Consolidated Edison, Inc.	3,632,753	263,701,540
Constellation Brands, Inc. Class A	1,772,097	373,363,117
Cooper Cos., Inc.	521,611	215,587,042
Copart, Inc.(a)	2,205,794	305,987,744
Corning, Inc.	8,095,826	295,416,691
Corteva, Inc.	7,733,018	325,405,397
Costco Wholesale Corp.	4,656,027	2,092,185,732
Crown Castle International Corp. REIT	4,552,180	788,983,838
CSX Corp.	23,745,895	706,202,917
Cummins, Inc.	1,518,080	340,900,045
CVS Health Corp.	13,898,644	1,179,438,930
D.R. Horton, Inc.	3,433,172	288,283,453
Danaher Corp.	6,692,153	2,037,359,059
Darden Restaurants, Inc.	1,372,580	207,904,693

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Schedule of Investments (continued)

September 30, 2021

Common Stocks	Shares	Value

DaVita, Inc.(a)	709,370	$82,471,356
Deere & Co.	2,989,795	1,001,790,611
Delta Air Lines, Inc.(a)	6,772,421	288,572,859
DENTSPLY SIRONA, Inc.	2,323,529	134,880,858
Devon Energy Corp.	6,631,442	235,482,505
DexCom, Inc.(a)	1,020,781	558,224,298
Diamondback Energy, Inc.	1,792,504	169,696,354
Digital Realty Trust, Inc. REIT	2,980,724	430,565,582
Discover Financial Services	3,165,417	388,871,478
Discovery, Inc. Class A(a)	1,717,815	43,598,145
Discovery, Inc. Class C(a)	3,079,298	74,734,562
DISH Network Corp. Class A(a)	2,625,314	114,096,146
Dollar General Corp.	2,487,828	527,767,832
Dollar Tree, Inc.(a)	2,443,115	233,854,968
Dominion Energy, Inc.	8,515,463	621,799,108
Domino’s Pizza, Inc.	389,748	185,894,206
Dover Corp.	1,524,674	237,086,807
Dow, Inc.	7,855,018	452,134,836
DTE Energy Co.	2,040,693	227,965,815
Duke Energy Corp.	8,103,182	790,789,531
Duke Realty Corp. REIT	3,965,027	189,805,842
DuPont de Nemours, Inc.	5,509,257	374,574,383
DXC Technology Co.(a)	2,653,206	89,174,254
Eastman Chemical Co.	1,441,456	145,212,277
Eaton Corp. PLC	4,198,386	626,861,014

Common Stocks	Shares	Value

eBay, Inc.	6,713,218	$467,709,898
Ecolab, Inc.	2,621,600	546,918,192
Edison International	4,024,738	223,252,217
Edwards Lifesciences Corp.(a)	6,565,291	743,256,594
Electronic Arts, Inc.	3,007,413	427,804,499
Eli Lilly & Co.	8,362,640	1,932,187,972
Emerson Electric Co.	6,296,489	593,129,264
Enphase Energy, Inc.(a)	1,417,916	212,644,863
Entergy Corp.	2,127,403	211,272,392
EOG Resources, Inc.	6,149,570	493,625,984
Equifax, Inc.	1,283,133	325,171,565
Equinix, Inc. REIT	945,260	746,878,284
Equity Residential REIT	3,589,123	290,431,833
Essex Property Trust, Inc. REIT	689,547	220,475,758
Estee Lauder Cos., Inc. Class A	2,442,526	732,586,823
Etsy, Inc.(a)	1,277,460	265,660,582
Everest Re Group, Ltd.	424,855	106,545,137
Evergy, Inc.	2,409,489	149,870,216
Eversource Energy	3,619,434	295,924,924
Exelon Corp.	10,299,278	497,867,099
Expedia Group, Inc.(a)	1,501,480	246,092,572
Expeditors International of Washington, Inc.	1,796,604	214,029,435
Extra Space Storage, Inc. REIT	1,409,218	236,734,532

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Schedule of Investments (continued)

September 30, 2021

Common Stocks	Shares	Value

Exxon Mobil Corp.	44,590,832	$2,622,832,738
F5 Networks, Inc.(a)	633,024	125,832,511
Facebook, Inc. Class A(a)	25,107,933	8,521,381,381
Fastenal Co.	6,053,708	312,431,870
Federal Realty Investment Trust REIT	738,137	87,092,785
FedEx Corp.	2,592,887	568,594,190
Fidelity National Information Services, Inc.	6,505,894	791,637,182
Fifth Third Bancorp	7,301,198	309,862,843
First Republic Bank	1,856,898	358,158,486
FirstEnergy Corp.	5,764,175	205,319,913
Fiserv, Inc.(a)	6,277,369	681,094,536
FleetCor Technologies, Inc.(a)	869,877	227,272,764
FMC Corp.	1,355,480	124,107,749
Ford Motor Co.(a)	41,329,428	585,224,700
Fortinet, Inc.(a)	1,427,690	416,942,588
Fortive Corp.	3,774,898	266,394,552
Fortune Brands Home & Security, Inc.	1,452,199	129,855,635
Fox Corp. Class A	3,406,342	136,628,378
Fox Corp. Class B	1,562,146	57,986,860
Franklin Resources, Inc.	2,893,278	85,988,222
Freeport-McMoRan, Inc.	15,467,770	503,166,558
Gap, Inc.	2,182,060	49,532,762
Garmin, Ltd.	1,585,376	246,462,553
Gartner, Inc.(a)	884,561	268,800,397

Common Stocks	Shares	Value

Generac Holdings, Inc.(a)	667,057	$272,606,184
General Dynamics Corp.	2,431,032	476,555,203
General Electric Co.	11,561,206	1,191,151,054
General Mills, Inc.	6,407,313	383,285,464
General Motors Co.(a)	15,290,671	805,971,268
Genuine Parts Co.	1,508,476	182,872,545
Gilead Sciences, Inc.	13,206,028	922,441,056
Global Payments, Inc.	3,094,030	487,557,247
Globe Life, Inc.	985,687	87,755,714
Goldman Sachs Group, Inc.	3,550,562	1,342,218,953
Halliburton Co.	9,432,440	203,929,353
Hanesbrands, Inc.	3,700,425	63,499,293
Hartford Financial Services Group, Inc.	3,670,571	257,857,613
Hasbro, Inc.	1,354,897	120,883,910
HCA Healthcare, Inc.	2,596,393	630,196,509
Healthpeak Properties, Inc. REIT	5,716,544	191,389,893
Henry Schein, Inc.(a)	1,471,364	112,059,082
Hershey Co.	1,531,815	259,259,689
Hess Corp.	2,899,300	226,464,323
Hewlett Packard Enterprise Co.	13,759,377	196,071,122
Hilton Worldwide Holdings, Inc.(a)	2,946,344	389,241,506
Hologic, Inc.(a)	2,679,191	197,751,088
Home Depot, Inc.	11,199,068	3,676,206,062

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Schedule of Investments (continued)

September 30, 2021

Common Stocks	Shares	Value

Honeywell International, Inc.	7,271,844	$1,543,667,044
Hormel Foods Corp.	2,981,115	122,225,715
Host Hotels & Resorts, Inc. REIT(a)	7,483,827	122,210,895
Howmet Aerospace, Inc.	4,065,726	126,850,651
HP, Inc.	12,652,598	346,175,081
Humana, Inc.	1,353,536	526,728,534
Huntington Bancshares, Inc.	15,636,361	241,738,141
Huntington Ingalls Industries, Inc.	427,402	82,514,230
IDEX Corp.	805,332	166,663,457
IDEXX Laboratories, Inc.(a)	896,065	557,262,823
IHS Markit, Ltd.	4,198,509	489,630,120
Illinois Tool Works, Inc.	3,018,957	623,807,085
Illumina, Inc.(a)	1,548,216	627,971,892
Incyte Corp.(a)	1,982,441	136,352,292
Ingersoll Rand, Inc.(a)	4,267,551	215,127,246
Intel Corp.	42,731,254	2,276,721,213
Intercontinental Exchange, Inc.(b)	5,931,479	681,052,419
International Business Machines Corp.	9,440,792	1,311,609,233
International Flavors & Fragrances, Inc.	2,623,421	350,803,856
International Paper Co.	4,116,583	230,199,321

Common Stocks	Shares	Value

Interpublic Group of Cos., Inc.	4,146,126	$152,038,440
Intuit, Inc.	2,878,306	1,552,874,870
Intuitive Surgical, Inc.(a)	1,250,814	1,243,496,738
Invesco, Ltd.	3,596,347	86,707,926
IPG Photonics Corp.(a)	381,218	60,384,931
IQVIA Holdings, Inc.(a)	2,018,038	483,400,823
Iron Mountain, Inc. REIT	3,060,120	132,962,214
J.M. Smucker Co.	1,141,060	136,961,432
Jack Henry & Associates, Inc.	788,888	129,424,965
Jacobs Engineering Group, Inc.	1,380,349	182,937,653
JB Hunt Transport Services, Inc.	886,030	148,161,937
Johnson & Johnson	27,727,130	4,477,931,495
Johnson Controls International PLC	7,501,744	510,718,732
JPMorgan Chase & Co.	31,473,281	5,151,861,367
Juniper Networks, Inc.	3,424,702	94,247,799
Kansas City Southern	963,859	260,858,800
Kellogg Co.	2,674,906	170,979,992
KeyCorp	10,073,107	217,780,573
Keysight Technologies, Inc.(a)	1,940,428	318,792,916
Kimberly-Clark Corp.	3,546,978	469,761,766
Kimco Realty Corp. REIT	6,381,738	132,421,064
Kinder Morgan, Inc.	20,530,301	343,471,936
KLA Corp.	1,608,618	538,098,807

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Schedule of Investments (continued)

September 30, 2021

Common Stocks	Shares	Value

Kraft Heinz Co.	6,875,383	$253,151,602
Kroger Co.	7,199,836	291,089,369
L3Harris Technologies, Inc.	2,116,512	466,140,603
Laboratory Corp. of America Holdings(a)	1,021,851	287,589,745
Lam Research Corp.	1,500,831	854,197,964
Lamb Weston Holdings, Inc.	1,553,084	95,312,765
Las Vegas Sands Corp.(a)	3,482,942	127,475,677
Leggett & Platt, Inc.	1,410,943	63,266,684
Leidos Holdings, Inc.	1,413,820	135,910,517
Lennar Corp. Class A	2,893,312	271,045,468
Lincoln National Corp.	1,860,467	127,907,106
Linde PLC	5,439,267	1,595,772,152
Live Nation Entertainment, Inc.(a)	1,387,791	126,469,394
LKQ Corp.(a)	2,858,164	143,822,812
Lockheed Martin Corp.	2,597,411	896,366,536
Loews Corp.	2,151,748	116,043,770
Lowe’s Cos., Inc.	7,445,460	1,510,386,016
Lumen Technologies, Inc.	10,479,032	129,835,206
LyondellBasell Industries NV Class A	2,728,938	256,110,831
M&T Bank Corp.	1,364,840	203,825,206
Marathon Oil Corp.	8,375,670	114,495,409

Common Stocks	Shares	Value

Marathon Petroleum Corp.	6,721,901	$415,480,701
MarketAxess Holdings, Inc.	402,910	169,500,208
Marriott International, Inc. Class A(a)	2,881,128	426,666,246
Marsh & McLennan Cos., Inc.	5,336,292	808,074,698
Martin Marietta Materials, Inc.	661,178	225,911,299
Masco Corp.	2,612,930	145,148,262
Mastercard, Inc. Class A	9,175,498	3,190,137,145
Match Group, Inc.(a)	2,915,457	457,697,594
McCormick & Co., Inc.	2,641,544	214,044,310
McDonald’s Corp.	7,865,789	1,896,520,386
McKesson Corp.	1,635,094	326,005,042
Medtronic PLC	14,155,020	1,774,331,757
Merck & Co., Inc.	26,662,382	2,002,611,512
MetLife, Inc.	7,671,508	473,562,189
Mettler-Toledo International, Inc.(a)	244,325	336,523,482
MGM Resorts International	4,227,549	182,418,739
Microchip Technology, Inc.	2,886,334	443,023,406
Micron Technology, Inc.	11,857,275	841,629,379
Microsoft Corp.	79,152,103	22,314,560,878

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Schedule of Investments (continued)

September 30, 2021

Common Stocks	Shares	Value

Mid-America Apartment Communities, Inc. REIT	1,213,313	$226,586,203
Moderna, Inc.(a)	3,698,806	1,423,522,477
Mohawk Industries, Inc.(a)	588,850	104,461,990
Molson Coors Beverage Co. Class B	1,997,322	92,635,794
Mondelez International, Inc. Class A	14,722,713	856,567,442
Monolithic Power Systems, Inc.	450,450	218,324,106
Monster Beverage Corp.(a)	3,922,795	348,461,880
Moody’s Corp.	1,707,655	606,405,367
Morgan Stanley	15,374,125	1,496,056,104
Mosaic Co.	3,660,815	130,764,312
Motorola Solutions, Inc.	1,783,587	414,362,932
MSCI, Inc.	868,441	528,307,398
Nasdaq, Inc.	1,223,511	236,162,093
NetApp, Inc.	2,361,765	211,992,026
Netflix, Inc.(a)	4,661,681	2,845,210,382
Newell Brands, Inc.	4,010,243	88,786,780
Newmont Corp.	8,417,013	457,043,806
News Corp. Class A	4,149,745	97,643,500
News Corp. Class B	1,302,098	30,247,737
NextEra Energy, Inc.	20,662,594	1,622,426,881
Nielsen Holdings PLC	3,796,188	72,848,848
NIKE, Inc. Class B	13,461,687	1,955,040,803
NiSource, Inc.	4,101,220	99,372,561
Norfolk Southern Corp.	2,601,335	622,369,399
Northern Trust Corp.	2,195,017	236,644,783

Common Stocks	Shares	Value

Northrop Grumman Corp.	1,585,210	$570,913,381
NortonLifeLock, Inc.	6,173,766	156,196,280
Norwegian Cruise Line Holdings, Ltd.(a)	3,857,948	103,045,791
NRG Energy, Inc.	2,595,854	105,988,719
Nucor Corp.	3,104,627	305,774,713
NVIDIA Corp.	26,247,581	5,437,448,880
NVR, Inc.(a)	35,546	170,410,368
NXP Semiconductors NV	2,792,544	546,975,593
Occidental Petroleum Corp.	9,343,022	276,366,591
Old Dominion Freight Line, Inc.	991,539	283,560,323
Omnicom Group, Inc.	2,258,316	163,637,577
ONEOK, Inc.	4,693,929	272,200,943
Oracle Corp.	17,350,424	1,511,742,443
O’Reilly Automotive, Inc.(a)	726,286	443,804,323
Organon & Co.	2,683,543	87,993,375
Otis Worldwide Corp.	4,495,006	369,849,094
PACCAR, Inc.	3,656,602	288,579,030
Packaging Corp. of America	1,006,452	138,326,763
Parker-Hannifin Corp.	1,359,221	380,065,376
Paychex, Inc.	3,373,079	379,302,734
Paycom Software, Inc.(a)	508,239	251,959,484
PayPal Holdings, Inc.(a)	12,376,265	3,220,427,916
Penn National Gaming, Inc.(a)	1,576,773	114,252,972

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Schedule of Investments (continued)

September 30, 2021

Common Stocks	Shares	Value

Pentair PLC	1,762,560	$128,014,733
People’s United Financial, Inc.	4,515,171	78,880,037
PepsiCo, Inc.	14,557,340	2,189,569,509
PerkinElmer, Inc.	1,189,129	206,064,164
Pfizer, Inc.	59,053,654	2,539,897,659
Philip Morris International, Inc.	16,415,662	1,556,040,601
Phillips 66	4,635,284	324,608,939
Pinnacle West Capital Corp.	1,195,497	86,506,163
Pioneer Natural Resources Co.	2,389,757	397,918,438
PNC Financial Services Group, Inc.	4,476,249	875,733,354
Pool Corp.	422,276	183,440,917
PPG Industries, Inc.	2,500,128	357,543,305
PPL Corp.	8,159,996	227,500,688
Principal Financial Group, Inc.	2,628,922	169,302,577
Procter & Gamble Co.	25,567,469	3,574,332,166
Progressive Corp.	6,163,231	557,094,450
Prologis, Inc. REIT	7,786,355	976,642,508
Prudential Financial, Inc.	4,074,045	428,589,534
PTC, Inc.(a)	1,115,368	133,609,933
Public Service Enterprise Group, Inc.	5,325,084	324,297,616
Public Storage REIT	1,605,566	477,013,659
PulteGroup, Inc.	2,733,605	125,527,142
PVH Corp.(a)	754,358	77,540,459
Qorvo, Inc.(a)	1,174,716	196,400,768

Common Stocks	Shares	Value

QUALCOMM, Inc.	11,880,946	$1,532,404,415
Quanta Services, Inc.	1,468,797	167,178,475
Quest Diagnostics, Inc.	1,292,669	187,837,732
Ralph Lauren Corp.	511,217	56,765,536
Raymond James Financial, Inc.	1,952,868	180,210,613
Raytheon Technologies Corp.	15,882,153	1,365,229,872
Realty Income Corp. REIT	4,101,217	266,004,935
Regency Centers Corp. REIT	1,610,283	108,420,354
Regeneron Pharmaceuticals, Inc.(a)	1,107,004	669,936,681
Regions Financial Corp.	10,053,875	214,248,076
Republic Services, Inc.	2,213,278	265,726,157
ResMed, Inc.	1,532,812	403,972,603
Robert Half International, Inc.	1,179,301	118,319,269
Rockwell Automation, Inc.	1,222,094	359,344,520
Rollins, Inc.	2,348,286	82,964,944
Roper Technologies, Inc.	1,110,352	495,361,338
Ross Stores, Inc.	3,761,400	409,428,390
Royal Caribbean Cruises, Ltd.(a)	2,322,406	206,578,014
S&P Global, Inc.	2,538,262	1,078,482,141
salesforce.com, Inc.(a)	10,232,959	2,775,383,140

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Schedule of Investments (continued)

September 30, 2021

Common Stocks	Shares	Value

SBA Communications Corp. REIT	1,154,024	$381,485,714
Schlumberger NV	14,729,314	436,576,867
Seagate Technology Holdings PLC	2,112,748	174,343,965
Sealed Air Corp.	1,578,783	86,501,521
Sempra Energy	3,345,336	423,185,004
ServiceNow, Inc.(a)	2,086,618	1,298,439,783
Sherwin-Williams Co.	2,541,893	711,043,729
Simon Property Group, Inc. REIT	3,461,162	449,847,225
Skyworks Solutions, Inc.	1,739,375	286,614,212
Snap-on, Inc.	575,172	120,182,189
Southern Co.	11,152,262	691,105,676
Southwest Airlines Co.(a)	6,231,715	320,497,102
Stanley Black & Decker, Inc.	1,706,916	299,239,444
Starbucks Corp.	12,419,221	1,369,964,269
State Street Corp.(c)	3,850,822	326,241,640
STERIS PLC	1,033,586	211,140,948
Stryker Corp.	3,534,980	932,244,926
SVB Financial Group(a)	617,996	399,769,252
Synchrony Financial	6,000,327	293,295,984
Synopsys, Inc.(a)	1,606,970	481,142,888
Sysco Corp.	5,388,435	422,992,147
T Rowe Price Group, Inc.	2,390,348	470,181,452
Take-Two Interactive Software, Inc.(a)	1,222,309	188,321,148

Common Stocks	Shares	Value

Tapestry, Inc.	2,948,281	$109,145,363
Target Corp.	5,210,759	1,192,065,336
TE Connectivity, Ltd.	3,454,656	474,047,896
Teledyne Technologies, Inc.(a)	492,543	211,586,622
Teleflex, Inc.	495,356	186,526,302
Teradyne, Inc.	1,639,711	179,007,250
Tesla, Inc.(a)	8,546,645	6,627,752,265
Texas Instruments, Inc.	9,723,915	1,869,033,702
Textron, Inc.	2,360,671	164,798,443
Thermo Fisher Scientific, Inc.	4,143,808	2,367,481,825
TJX Cos., Inc.	12,707,656	838,451,143
T-Mobile US, Inc.(a)	6,178,017	789,303,452
Tractor Supply Co.	1,204,310	244,005,249
Trane Technologies PLC	2,502,578	432,070,092
TransDigm Group, Inc.(a)	553,601	345,762,577
Travelers Cos., Inc.	2,636,767	400,814,952
Trimble, Inc.(a)	2,662,940	219,026,815
Truist Financial Corp.	14,059,355	824,581,171
Twitter, Inc.(a)	8,404,677	507,558,444
Tyler Technologies, Inc.(a)	430,700	197,540,555
Tyson Foods, Inc. Class A	3,105,231	245,126,935
UDR, Inc. REIT	2,952,011	156,397,543
Ulta Beauty, Inc.(a)	576,814	208,183,709
Under Armour, Inc. Class A(a)	2,005,526	40,471,515
Under Armour, Inc. Class C(a)	2,080,276	36,446,436
Union Pacific Corp.	6,868,647	1,346,323,498

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Schedule of Investments (continued)

September 30, 2021

Common Stocks	Shares	Value

United Airlines Holdings, Inc.(a)	3,381,953	$160,879,504
United Parcel Service, Inc. Class B	7,670,789	1,396,850,677
United Rentals, Inc.(a)	766,622	269,030,658
UnitedHealth Group, Inc.	9,931,388	3,880,590,547
Universal Health Services, Inc. Class B	799,061	110,566,071
US Bancorp	14,210,694	844,683,651
Valero Energy Corp.	4,306,006	303,874,843
Ventas, Inc. REIT	3,974,616	219,438,549
VeriSign, Inc.(a)	1,028,774	210,908,958
Verisk Analytics, Inc.	1,704,990	341,458,347
Verizon Communications, Inc.	43,606,678	2,355,196,679
Vertex Pharmaceuticals, Inc.(a)	2,732,524	495,652,528
VF Corp.	3,406,925	228,229,906
ViacomCBS, Inc. Class B	6,380,826	252,106,435
Viatris, Inc.	12,809,784	173,572,573
Visa, Inc. Class A	17,775,484	3,959,489,095
Vornado Realty Trust REIT	1,664,653	69,932,073
Vulcan Materials Co.	1,397,488	236,399,070
W.W. Grainger, Inc.	460,605	181,045,401
Walmart, Inc.	15,052,264	2,097,984,556
Walgreens Boots Alliance, Inc.	7,561,783	355,781,890
Walt Disney Co.(a)	19,139,314	3,237,797,749

Common Stocks	Shares	Value

Waste Management, Inc.	4,080,659	$609,487,228
Waters Corp.(a)	646,310	230,926,563
WEC Energy Group, Inc.	3,322,450	293,040,090
Wells Fargo & Co.	43,251,755	2,007,313,950
Welltower, Inc. REIT	4,428,004	364,867,530
West Pharmaceutical Services, Inc.	779,346	330,863,551
Western Digital Corp.(a)	3,246,564	183,236,072
Western Union Co.	4,279,870	86,538,971
Westinghouse Air Brake Technologies Corp.	1,991,071	171,650,231
Westrock Co.	2,796,464	139,347,801
Weyerhaeuser Co. REIT	7,934,936	282,245,674
Whirlpool Corp.	665,990	135,768,721
Williams Cos., Inc.	12,796,915	331,951,975
Willis Towers Watson PLC	1,359,142	315,946,149
WR Berkley Corp.	1,486,651	108,793,120
Wynn Resorts, Ltd.(a)	1,116,452	94,619,307
Xcel Energy, Inc.	5,671,245	354,452,812
Xilinx, Inc.	2,608,143	393,803,512
Xylem, Inc.	1,897,579	234,692,571
Yum! Brands, Inc.	3,124,335	382,137,414
Zebra Technologies Corp. Class A(a)	562,565	289,957,252
Zimmer Biomet Holdings, Inc.	2,206,187	322,897,529

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Schedule of Investments (continued)

September 30, 2021

Common Stocks	Shares	Value

Zions Bancorp NA	1,707,106	$105,652,790
Zoetis, Inc.	4,992,040	969,154,646

Total Common Stocks (Cost $380,007,822,874)		$384,802,190,946

(a)	Non-income producing security.
(b)	Affiliate of PDR Services LLC (the “Sponsor”). See the table below for more information.
(c)	Affiliate of State Street Global Advisors Trust Company (the “Trustee”). See the table below for more information.

PLC = Public Limited Company

REIT = Real Estate Investment Trust

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Schedule of Investments (continued)

September 30, 2021

The following table summarizes the value of the Trust’s investments according to the fair value hierarchy as of September 30, 2021.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$384,802,190,946	$—	$—	$384,802,190,946

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Schedule of Investments (continued)

September 30, 2021

Investments in Affiliates of the Trustee and the Sponsor

SPDR S&P 500® ETF Trust has invested in State Street Corp., which is considered an affiliate of the Trustee and Intercontinental Exchange, Inc., which is considered an affiliate of the Sponsor. Amounts related to these investments at September 30, 2021 and for the year then ended are (Note 3):

	Number of Shares Held at 9/30/20	Value at 9/30/20	Cost of Purchases*	Proceeds from Shares Sold*	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/21	Value at 9/30/21	Dividend Income
Intercontinental Exchange, Inc.	5,919,844	$592,280,392	$613,033,804	$610,707,388	$114,428,631	$(27,983,020)	5,931,479	$681,052,419	$7,452,209
State Street Corp.	3,723,303	220,903,567	290,400,708	276,829,931	(5,672,710)	97,440,006	3,850,822	326,241,640	7,869,217

TOTAL		$813,183,959	$903,434,512	$887,537,319	$108,755,921	$69,456,986		$1,007,294,059	$15,321,426

*	Purchased and Sold figures include securities received or delivered from processing creations or redemptions of Units.

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Portfolio Statistics

September 30, 2021

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2021*

Industry	% of Net Assets
Software	9.3%
Interactive Media & Services	6.7
Technology Hardware, Storage & Peripherals	6.4
Semiconductors & Semiconductor Equipment	5.6
IT Services	4.9
Banks	4.4
Internet & Direct Marketing Retail	4.1
Health Care Equipment & Supplies	3.8
Pharmaceuticals	3.6
Capital Markets	3.0
Oil, Gas & Consumable Fuels	2.5
Health Care Providers & Services	2.5
Equity Real Estate Investment Trusts (REITs)	2.5
Specialty Retail	2.2
Automobiles	2.1
Hotels, Restaurants & Leisure	2.1
Entertainment	1.9
Insurance	1.9
Biotechnology	1.9
Chemicals	1.7
Electric Utilities	1.6
Machinery	1.6
Aerospace & Defense	1.5
Life Sciences Tools & Services	1.4
Diversified Financial Services	1.4
Beverages	1.4
Food & Staples Retailing	1.4
Household Products	1.3
Media	1.3
Diversified Telecommunication Services	1.2
Industrial Conglomerates	1.1
Road & Rail	0.9
Food Products	0.9
Communications Equipment	0.8
Multi-Utilities	0.7
Electronic Equipment, Instruments & Components	0.7

Industry	% of Net Assets
Consumer Finance	0.7%
Textiles, Apparel & Luxury Goods	0.7
Tobacco	0.6
Air Freight & Logistics	0.6
Electrical Equipment	0.6
Multiline Retail	0.5
Building Products	0.5
Professional Services	0.4
Commercial Services & Supplies	0.4
Household Durables	0.4
Containers & Packaging	0.3
Metals & Mining	0.3
Airlines	0.3
Energy Equipment & Services	0.2
Wireless Telecommunication Services	0.2
Trading Companies & Distributors	0.2
Personal Products	0.2
Auto Components	0.1
Distributors	0.1
Construction Materials	0.1
Real Estate Management & Development	0.1
Water Utilities.	0.1
Health Care Technology	0.1
Construction & Engineering	0.0	**
Independent Power & Renewable Electricity Producers	0.0	**
Gas Utilities	0.0	**
Leisure Equipment & Products	0.0	**
Other Assets in Excess of Liabilities	0.0	**

Total	100.0%

*	The Trust’s industry breakdown is expressed as a percentage of net assets and may change over time.

**	Amount shown represents less than 0.05% of net assets.

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Other Information

September 30, 2021 (Unaudited)

For U.S. federal income tax purposes, the Trust reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends received deduction.

For the fiscal year ended September 30, 2021, certain dividends paid by the Trust may be designated as qualified dividend income for U.S. federal income tax purposes and are eligible for reduced tax rates in the case of certain non-corporate unitholders that meet applicable holding period requirements with respect to their Units. Complete information will be reported in conjunction with your 2021 Form 1099-DIV.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Bid/Ask Price(1) vs Net Asset Value

As of September 30, 2021

	Bid/Ask Price Above NAV			Bid/Ask Price Below NAV
	50 - 99 BASIS POINTS	100 - 199 BASIS POINTS	> 200 BASIS POINTS	50 - 99 BASIS POINTS	100 - 199 BASIS POINTS	> 200 BASIS POINTS
2021	0	0	0	0	0	0
2020	0	0	0	0	0	0
2019	0	0	0	0	0	0
2018	0	0	0	0	0	0
2017	0	0	0	0	0	0

Comparison of Total Returns Based on NAV and Bid/Ask Price(1)

The table below is provided to compare the Trust’s total pre-tax return at NAV with the total pre-tax returns based on bid/ask price and the performance of the S&P 500® Index. Past performance is not necessarily an indication of how the Trust will perform in the future. The return based on NAV shown in the table below reflects the impact of a fee waiver and, without this waiver, returns would have been lower.

Cumulative Total Return
	1 Year	5 Year	10 Year
SPDR S&P 500® ETF Trust
Return Based on NAV	29.79%	116.65%	359.59%
Return Based on Bid/Ask Price	29.90%	116.66%	359.42%
S&P 500® Index	30.00%	118.26%	365.86%

Average Annual Total Return
	1 Year	5 Year	10 Year
SPDR S&P 500® ETF Trust
Return Based on NAV	29.79%	16.72%	16.48%
Return Based on Bid/Ask Price	29.90%	16.72%	16.47%
S&P 500® Index	30.00%	16.90%	16.63%

(1)	The bid/ask price is the midpoint of the best bid and best offer prices on NYSE Arca at the time the Trust’s NAV is calculated, ordinarily 4:00 p.m.

ORGANIZATION OF THE TRUST

The Trust is a unit investment trust that issues Units. The Trust is organized under New York law and is governed by an amended and restated trust agreement between the Trustee and the Sponsor, dated as of January 1, 2004 and effective as of January 27, 2004, as amended (the “Trust Agreement”). The Trust is an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Units represent an undivided ownership interest in Portfolio Securities of the Trust.

The Trust has a specified lifetime term. The Trust is scheduled to terminate on the first to occur of (a) January 22, 2118 or (b) the date 20 years after the death of the last survivor of eleven persons named in the Trust Agreement, the oldest of whom was born in 1990 and the youngest of whom was born in 1993. Upon termination, the Trust may be liquidated and pro rata Units of the assets of the Trust, net of certain fees and expenses, distributed to holders of Units.

PURCHASES AND REDEMPTIONS OF CREATION UNITS

The Trust, a registered investment company, is an exchange traded fund or “ETF.” The Trust continuously issues and redeems “in-kind” its Units only in specified large lots of 50,000 Units or multiples thereof, which are referred to as “Creation Units,” at their once-daily NAV. Units are listed individually for trading on the Exchange at prices established throughout the trading day, like any other listed equity security trading on the Exchange in the secondary market.

ALPS Distributors, Inc., the distributor of the Trust (the “Distributor”), acts as underwriter of Units on an agency basis. The Distributor maintains records of the Creation Unit orders placed with it and the confirmations of acceptance and furnishes confirmations of acceptance of the orders to those placing such orders. The Distributor also is responsible for delivering a prospectus to authorized participants creating Units. The Distributor also maintains a record of the delivery instructions in response to Creation Unit orders and may provide certain other administrative services.

For purposes of the disclosure relating to the purchase and redemption of Units below, the “Trustee” may refer to SSBT in its capacity as the Administrator, Custodian and/or Transfer Agent for the Trustee.

Purchase (Creation)

Before trading on the Exchange in the secondary market, Units are created at NAV in Creation Units. All orders for Creation Units must be placed with the Distributor as facilitated through the Trustee. To be eligible to place these orders, an entity or person must be an “Authorized Participant,” which is (a) either a “Participating Party” or a “DTC Participant” and (b) in each case must have executed an agreement with the Distributor and the Trustee (the “Participant Agreement”). The term

“Participating Party” means a broker-dealer or other participant in the Clearing Process (as defined below) through the Continuous Net Settlement (“CNS”) System of the National Securities Clearing Corporation (“NSCC”), a clearing agency registered with the Securities and Exchange Commission (“SEC”), and the term “DTC Participant” means a participant in DTC. Payment for orders is made by deposits with the Trustee of a portfolio of securities, substantially similar in composition and weighting to Index Securities, and a cash payment in an amount equal to the Dividend Equivalent Payment (as defined below), plus or minus the Balancing Amount (as defined below in “Portfolio Adjustments — Adjustments to the Portfolio Deposit”). “Dividend Equivalent Payment” is an amount equal, on a per Creation Unit basis, to the dividends on the Portfolio (with ex-dividend dates within the accumulation period), net of expenses and accrued liabilities for such period (including, without limitation, (i) taxes or other governmental charges against the Trust not previously deducted, if any, (ii) accrued fees of the Trustee and (iii) other expenses of the Trust (including legal and auditing expenses) not previously deducted), calculated as if all of the Portfolio Securities had been held for the entire accumulation period for such distribution. The Dividend Equivalent Payment and the Balancing Amount collectively are referred to as the “Cash Component” and the deposit of a portfolio of securities and the Cash Component collectively are referred to as a “Portfolio Deposit.” Persons placing creation orders must deposit Portfolio Deposits either (i) through the CNS clearing process of NSCC (the “Clearing Process”) or (ii) with the Trustee outside the Clearing Process (i.e., through the facilities of DTC).

The Distributor will reject any order that is not submitted in proper form. A creation order is deemed received by the Distributor on the date on which it is placed (“Transmittal Date”) if (a) such order is received by the Trustee not later than the Closing Time (as defined below) on such Transmittal Date and (b) all other procedures set forth in the Participant Agreement are properly followed. The Transaction Fee (as defined below) is charged at the time of creation of a Creation Unit, and an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit is charged for creations outside the Clearing Process, in part due to the increased expense associated with settlement.

The Trustee, at the direction of the Sponsor, may increase, reduce or waive the Transaction Fee (and/or the additional amounts charged in connection with creations and/or redemptions outside the Clearing Process) for certain lot-size creations and/or redemptions of Creation Units. The Sponsor has the right to vary the lot-size of Creation Units subject to such an increase, a reduction or waiver. The existence of any such variation shall be disclosed in the then current prospectus.

The Trustee makes available to NSCC before the commencement of trading on each business day that the New York Stock Exchange LLC (the “NYSE”) is open for business (“Business Day”) a list of the names and required number of shares of each of the Index Securities in the current Portfolio Deposit as well as the amount of the Dividend Equivalent Payment for the previous Business Day. The identity and weightings of the Index Securities to be delivered as part of a Portfolio Deposit are determined daily and reflect the relative weighting of the current Index. The value of such Index Securities, together with the Cash Component, is equal to the net asset value of the Trust on a per Creation Unit basis at the close of business on the day of the creation request. The Sponsor makes available every 15 seconds throughout the trading day at the Exchange a number representing, on a per Unit basis, the sum of the Dividend Equivalent Payment effective through and including the previous Business Day, plus the current value of the securities portion of a Portfolio Deposit as in effect on such day (which value occasionally may include a cash-in-lieu amount to compensate for the omission of a particular Index Security from such Portfolio Deposit). Such information is calculated based upon the best information available to the Sponsor and may be calculated by other persons designated to do so by the Sponsor. The inability of the Sponsor to provide such information will not by itself result in a halt in the trading of Units on the Exchange.

If the Trustee determines that one or more Index Securities are likely to be unavailable, or available in insufficient quantity, for delivery upon creation of Creation Units, the Trustee may permit, in lieu thereof, the cash equivalent value of one or more of these Index Securities to be included in the Portfolio Deposit as a part of the Cash Component. If a creator is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities, the Trustee may permit, in lieu of the inclusion of such Index Securities in the stock portion of the Portfolio Deposit, the cash equivalent value of such Index Securities to be included in the Portfolio Deposit based on the market value of such Index Securities as of the closing time of the regular trading session on the NYSE (the “Closing Time”) (ordinarily 4:00 p.m. New York time) (the “Evaluation Time”) on the date such creation order is deemed received by the Distributor as part of the Cash Component.

Procedures for Purchase of Creation Units.    All creation orders must be placed in Creation Units and must be received by the Trustee by no later than the Closing Time (ordinarily 4:00 p.m. New York time) in each case on the date such order is placed, in order for creation to be effected based on the NAV of the Trust as determined on such date. Orders must be transmitted by telephone, through the Internet or by other transmission method(s) acceptable to the Distributor and the Trustee, pursuant to procedures set forth in the Participant Agreement and/or described in this prospectus. In addition, orders submitted through the Internet must also comply with the terms and provisions of the State Street Fund Connect Buy-Side User Agreement and other applicable agreements and documents, including but not limited to the applicable Fund Connect User Guide or successor documents. An affiliate of State Street Global Advisors Funds Distributors, LLC (“SSGA FD”) may assist Authorized Participants in assembling shares to purchase Creation Units (or upon redemption), for which it may receive commissions or other fees from such Authorized Participants. Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor, the Trustee, a Participating Party or a DTC Participant.

Units may be created in advance of receipt by the Trustee of all or a portion of the Portfolio Deposit. In these circumstances, the initial deposit will have a value greater than the NAV of the Units on the date the order is placed in proper form, because in addition to available Index Securities, cash collateral must be deposited with the Trustee in an amount equal to the sum of (a) the Cash Component, plus (b) 115% of the market value of the undelivered Index Securities (“Additional Cash Deposit”). The Trustee holds such Additional Cash Deposit as collateral in an account separate and apart from the Trust. An order will be deemed received on the Business Day on which it is placed so long as (a) the order is placed in proper form before the Closing Time on such Business Day and (b) federal funds in the appropriate amount are deposited with the Trustee by 1:00 p.m. New York time or such other time as designated by the Trustee on settlement date.

If the order is not placed in proper form by the Closing Time or federal funds in the appropriate amount are not received by 1:00 p.m. New York time on settlement date, the order may be deemed to be rejected and the Authorized Participant shall be liable to the Trust for any losses resulting therefrom. An additional amount of cash must be deposited with the Trustee, pending delivery of the missing Index Securities, to the extent necessary to maintain the Additional Cash Deposit with the Trustee in an amount at least equal to 115% of the daily mark-to-market value of the missing Index Securities. If the missing Index Securities are not received by 1:00 p.m. New York time on the prescribed settlement date following the day on which the purchase order is deemed received and if a mark-to-market payment is not made within one (1) Business Day following notification by the Distributor that such payment is required, the Trustee may use the Additional Cash Deposit to purchase the missing Index Securities. The Trustee will return any unused portion of the Additional Cash Deposit only once all of the missing Index Securities of the Portfolio Deposit have been properly received or purchased by the Trustee and deposited into the Trust. In addition, a Transaction Fee will be imposed in an amount not to exceed that charged for creations outside the Clearing Process as disclosed below. The delivery of Creation Units created as described above will occur no later than the prescribed settlement date. The Participant Agreement for any Participating Party intending to follow these procedures contains terms and conditions permitting the Trustee to buy the missing portion(s) of a Portfolio Deposit at any time and will subject the Participating Party to liability for any shortfall between the cost to the Trust of purchasing such stocks and the value of such collateral. The Participating Party is liable to the Trust for the costs incurred by the Trust in connection with any such purchases. The Trust will have no liability for any such shortfall.

Acceptance of Orders of Creation Units.    All questions as to the number of shares of each Index Security, the amount of the Cash Component and the validity, form, eligibility (including time of receipt) and acceptance for deposit of any Index Securities to be delivered are resolved by the Trustee. The Trustee may reject a creation order if (a) the depositor or a group of depositors, upon obtaining the Units ordered, would own 80% or more of the current outstanding Units; (b) the Portfolio Deposit is not in proper form; (c) acceptance of the Portfolio Deposit would have certain adverse tax consequences; (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance of the Portfolio Deposit would otherwise have an adverse effect on the Trust or the rights of Beneficial Owners; or (f) circumstances outside the control of the Trustee make it for all practical purposes impossible to process creations of Units. The Trustee and the Sponsor are under no duty to give notification of any defects or irregularities in the delivery of Portfolio Deposits or any component thereof and neither of them will incur any liability for the failure to give any such notification.

Creation Transaction Fee.    The transaction fee payable to the Trustee in connection with each creation and redemption of Creation Units made through the Clearing Process (the “Transaction Fee”) is non-refundable, regardless of the NAV of the Trust. The Transaction Fee is the lesser of $3,000 or 0.10% (10 basis points) of the value of one Creation Unit at the time of creation (“10 Basis Point Limit”) per Participating Party per day, regardless of the number of Creation Units created or redeemed on such day. The Transaction Fee is currently $3,000.

For creations and redemptions outside the Clearing Process, including orders from a Participating Party restricted from engaging in transactions in one or more Index Securities, an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit is charged per Creation Unit per day.

Placement of Creation Orders Using Clearing Process.    Creation Units created through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Trustee to transmit to the Participating Party such trade instructions as are necessary to effect the creation order. Pursuant to the trade instructions from the Trustee to NSCC, the Participating Party agrees to transfer the requisite Index Securities (or contracts to purchase such Index Securities that are expected to be delivered through the Clearing Process in a “regular way” manner by the second day during which NSCC is open for business (each such day, an “NSCC Business Day”)) and the Cash Component to the Trustee, together with such additional information as may be required by the Trustee.

Placement of Creation Orders Outside Clearing Process.    Creation Units created outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement and has stated in its order that it is not using the Clearing Process and that creation will instead be effected through a transfer of stocks and cash. The requisite number of Index Securities must be delivered through DTC to the account of the Trustee by no later than 1:00 p.m. New York time on settlement date. The Trustee, through the Federal Reserve Bank wire transfer system, must receive the Cash Component no later than 1:00 p.m. New York time on settlement date. If the Trustee does not receive both the requisite Index Securities and the Cash Component in a timely fashion, the order may be cancelled. Upon written notice to the Distributor, the cancelled order may be resubmitted the following Business Day using a Portfolio Deposit as newly constituted to reflect the current NAV of the Trust. The delivery of Units so created will occur no later than the prescribed settlement date.

Redemption

Units may be redeemed in-kind only in Creation Units at their NAV determined after receipt of a redemption request in proper form by the Trustee through the Depository and relevant DTC Participant and only on a Business Day. Units are not redeemable for cash. EXCEPT UPON LIQUIDATION OF THE TRUST, THE TRUST WILL NOT REDEEM UNITS IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Units in the secondary market to constitute a Creation Unit in order to have such Units redeemed by the Trust, and Units may be redeemed only by or through an Authorized Participant. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Units to constitute a redeemable Creation Unit.

With respect to the Trust, the Trustee, through NSCC, makes available immediately prior to the commencement of trading on the NYSE (currently 9:30 a.m., Eastern time) on each Business Day, a list of the names and required number of shares of each of the Index Securities and the amount of the Dividend Equivalent Payment for the previous Business Day that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as discussed below) on that day. Index Securities received on redemption may not be identical to the stock portion of the Portfolio Deposit which is applicable to purchases of Creation Units.

Redemption Transaction Fee.    The Transaction Fee is non-refundable, regardless of the NAV of the Trust. The Transaction Fee is the lesser of $3,000 or the 10 Basis Point Limit per Participating Party per day, regardless of the number of Creation Units created or redeemed on such day. The Transaction Fee is currently $3,000.

For creations and redemptions outside the Clearing Process, including orders from a Participating Party restricted from engaging in transactions in one or more Index Securities, an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit is charged per Creation Unit per day.

Procedures for Redemption of Creation Units.    Redemption orders must be placed with a Participating Party (for redemptions through the Clearing Process) or DTC Participant (for redemptions outside the Clearing Process), as applicable, in the form required by such Participating Party or DTC Participant. A particular broker may not have executed a Participant Agreement, and redemption orders may have to be placed by the broker through a Participating Party or DTC Participant who has executed a Participant Agreement. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Redeemers should afford sufficient time to permit (a) proper submission of the order by a Participating Party or DTC Participant to the Trustee and (b) the receipt by the Trustee of the Units to be redeemed and any Excess Cash Amounts (as defined below) in a timely manner. Orders for redemption effected outside the Clearing Process are likely to require transmittal by the relevant DTC Participant(s) earlier on the Transmittal Date than orders effected using the Clearing Process. These deadlines vary by institution. Persons redeeming outside the Clearing Process are required to transfer Units through DTC and Excess Cash Amounts, if any, through the Federal Reserve Bank wire transfer system in a timely manner.

An Authorized Participant submitting a redemption request is deemed to represent to the Trustee that it is in compliance with the requirements set forth in the Participant Agreement. The Trustee reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request in connection with higher levels of redemption activity and/or short interest in the Trust. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trustee, the redemption request will not be considered to have been received in proper form and may be rejected by the Trustee.

Requests for redemption may be made on any Business Day directly to the Trustee (not to the Distributor). In the case of redemptions made through the Clearing Process, the Transaction Fee is deducted from the amount delivered to the redeemer. In the case of redemptions outside the Clearing Process, the Transaction Fee plus an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit per Creation Unit redeemed, and such amount is deducted from the amount delivered to the redeemer.

The Trustee transfers to the redeeming Beneficial Owner via DTC and the relevant DTC Participant(s) a portfolio of Index Securities (based on NAV of the Trust) for each Creation Unit delivered, generally identical in weighting and composition to the stock portion of a Portfolio Deposit as in effect (a) on the date a request for redemption is deemed received by the Trustee or (b) in the case of the termination of the Trust, on the date that notice of the termination of the Trust is given. The Trustee also transfers via the relevant DTC Participant(s) to the redeeming Beneficial Owner a “Cash Redemption Payment,” which on any given Business Day is an amount identical to the amount of the Cash Component and is equal to a proportional amount of the following: dividends on the Portfolio Securities for the period through the date of redemption, net of expenses and liabilities for such period including, without limitation, (i) taxes or other governmental charges against the Trust not previously deducted, if any, (ii) accrued fees of the Trustee and (iii) other expenses of the Trust (including legal and auditing expenses) not previously deducted, as if the Portfolio Securities had been held for the entire accumulation period for such distribution, plus or minus the Balancing Amount. The redeeming Beneficial Owner must deliver to the Trustee any amount by which the amount payable to the Trust by such Beneficial Owner exceeds the amount of the Cash Redemption Payment (“Excess Cash Amounts”). For redemptions through the Clearing Process, the Trustee effects a transfer of the Cash Redemption Payment and stocks to the redeeming Beneficial Owner by the second (2nd) NSCC Business Day following the date on which request for redemption is deemed received. For redemptions outside the Clearing Process, the Trustee transfers the Cash Redemption Payment and the stocks to the redeeming

Beneficial Owner by the second (2nd) Business Day following the date on which the request for redemption is deemed received. The Trustee will cancel all Units delivered upon redemption.

If the Trustee determines that an Index Security is likely to be unavailable or available in insufficient quantity for delivery by the Trust upon the redemption of Creation Units, the Trustee may elect, in lieu thereof, to deliver the cash equivalent value of any such Index Securities, based on its market value as of the Evaluation Time on the date such redemption order is deemed received by the Trustee, as a part of the Cash Redemption Payment.

If a redeemer is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities, the Trustee may elect to deliver the cash equivalent value based on the market value of any such Index Securities as of the Evaluation Time on the date of the redemption as a part of the Cash Redemption Payment in lieu thereof. In such case, the Authorized Participant will pay the Trustee the standard Transaction Fee, and may pay an additional amount equal to the actual amounts incurred in connection with such transaction(s) but in any case not to exceed three (3) times the Transaction Fee applicable for one Creation Unit.

The Trustee, upon the request of a redeeming Authorized Participant, may elect to redeem Creation Units in whole or in part by providing such redeemer with a portfolio of stocks differing in exact composition from Index Securities but not differing in NAV from the then-current Portfolio Deposit. Such a redemption is likely to be made only if it were determined that it would be appropriate in order to maintain the Trust’s correspondence to the composition and weighting of the Index.

The Trustee may sell Portfolio Securities to obtain sufficient cash proceeds to deliver to the redeeming Beneficial Owner. To the extent cash proceeds are received by the Trustee in excess of the required amount, such cash proceeds shall be held by the Trustee and applied in accordance with the guidelines applicable to Misweighting (as defined below under “Portfolio Adjustments”).

All redemption orders must be transmitted to the Trustee by telephone, through the Internet or by other transmission methods acceptable to the Trustee, pursuant to procedures set forth in the Participant Agreement and/or described in this prospectus, so as to be received by the Trustee not later than the Closing Time on the Transmittal Date. In addition, orders submitted through the Internet must also comply with the terms and provisions of the State Street Fund Connect Buy-Side User Agreement and other applicable agreements and documents, including but not limited to the applicable Fund Connect User Guide or successor documents. Severe economic or market disruption or changes, or telephone or other communication failure, may impede the ability to reach the Trustee, a Participating Party, or a DTC Participant.

The calculation of the value of the stocks and the Cash Redemption Payment to be delivered to the redeeming Beneficial Owner is made by the Trustee according to the procedures set forth under “Purchases and Redemptions of Creation Units — Redemption — Procedures for Redemption of Creation Units,” “Portfolio

Adjustments — Adjustments to the Portfolio Deposit” and “Determination of Net Asset Value” and is computed as of the Evaluation Time on the Business Day on which a redemption order is deemed received by the Trustee. Therefore, if a redemption order in proper form is submitted to the Trustee by a DTC Participant not later than the Closing Time on the Transmittal Date, and the requisite Units are delivered to the Trustee prior to DTC Cut-Off Time (as defined below in “Purchases and Redemptions of Creation Units — Redemption — Placement of Redemption Orders Outside Clearing Process”), then the value of the stocks and the Cash Redemption Payment to be delivered to the Beneficial Owner will be determined by the Trustee as of the Evaluation Time on such Transmittal Date. If, however, a redemption order is submitted not later than the Closing Time on a Transmittal Date but the requisite Units are not delivered by DTC Cut-Off Time, the stocks and Cash Redemption Payment will be delivered upon receipt of the requisite Units. If a redemption order is not submitted in proper form, then the redemption order is not deemed received as of such Transmittal Date and the value of the stocks will be computed as of the Evaluation Time on the Business Day that such order is received in good order by the Trustee.

The Trustee may suspend the right of redemption, or postpone the date of payment of the NAV for more than five (5) Business Days following the date on which the request for redemption is deemed received by the Trustee, (a) for any period during which the NYSE is closed, (b) for any period during which an emergency exists as a result of which disposal or evaluation of the Portfolio Securities is not reasonably practicable, or (c) for such other period as the SEC may by order permit for the protection of Beneficial Owners. Neither the Sponsor nor the Trustee is liable to any person or in any way for any loss or damages that may result from any such suspension or postponement.

Placement of Redemption Orders Using Clearing Process.    A redemption order made through the Clearing Process will be deemed received on the Transmittal Date so long as (a) the order is received by the Trustee not later than the Closing Time on such Transmittal Date and (b) all other procedures set forth in the Participant Agreement are properly followed. The order is effected based on the NAV of the Trust as determined as of the Evaluation Time on the Transmittal Date. A redemption order made through the Clearing Process and received by the Trustee after the Closing Time will be deemed received on the next Business Day immediately following the Transmittal Date. The Participant Agreement authorizes the Trustee to transmit to NSCC on behalf of a Participating Party such trade instructions as are necessary to effect the Participating Party’s redemption order. Pursuant to such trade instructions from the Trustee to NSCC, the Trustee will transfer (a) the requisite stocks (or contracts to purchase such stocks which are expected to be delivered in a “regular way” manner) on settlement date, and (b) the Cash Redemption Payment.

Placement of Redemption Orders Outside Clearing Process.    A DTC Participant who wishes to place an order for redemption of Units to be effected outside the Clearing Process need not be a Participating Party, but its order must state that such

DTC Participant is not using the Clearing Process and that redemption will instead be effected through transfer of Units directly through DTC. An order will be deemed received by the Trustee on the Transmittal Date if (a) such order is received by the Trustee not later than the Closing Time on such Transmittal Date, (b) such order is preceded or accompanied by the requisite number of Units specified in such order, which delivery must be made through DTC to the Trustee no later than 1:00 p.m. New York time on the next Business Day immediately following such Transmittal Date (“DTC Cut-Off Time”) and (c) all other procedures set forth in the Participant Agreement are properly followed. Any Excess Cash Amounts owed by the Beneficial Owner must be delivered no later than 1:00 p.m. New York time on settlement date.

The Trustee initiates procedures to transfer the requisite stocks (or contracts to purchase such stocks) that are expected to be delivered on settlement date and the Cash Redemption Payment to the redeeming Beneficial Owner on settlement date.

BOOK-ENTRY-ONLY SYSTEM

DTC acts as securities depository for the Units. Units are represented by one or more global securities, registered in the name of Cede & Co., as nominee for DTC and deposited with, or on behalf of, DTC. Beneficial ownership of Units is shown on the records of DTC or the DTC Participants (owners of such beneficial interests are referred to herein as “Beneficial Owners”).

DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC was created to hold securities of the DTC Participants and to facilitate the clearance and settlement of securities transactions among the DTC Participants through electronic book-entry changes in their accounts, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. Access to the DTC system also is available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Upon the settlement date of any creation, transfer or redemption of Units, DTC credits or debits, on its book-entry registration and transfer system, the amount of Units so created, transferred or redeemed to the accounts of the appropriate DTC Participants. The accounts to be credited and charged are designated by the Trustee to NSCC, in the case of a creation or redemption through the Clearing Process, or by the Trustee and the DTC Participants, in the case of a creation or redemption outside of the Clearing Process. Beneficial ownership of Units is limited to the DTC Participants, Indirect Participants and persons holding interests through the DTC Participants and Indirect Participants. Ownership of beneficial interests in Units is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners are expected to receive from or through the relevant DTC Participant a written confirmation relating to their purchase of Units. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Units.

As long as Cede & Co., as nominee of DTC, is the registered owner of Units, references to the registered or record owner of Units shall mean Cede & Co. and shall not mean the Beneficial Owners of Units. Beneficial Owners of Units are not entitled to have Units registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and will not be considered the record or registered holders thereof under the Trust Agreement. Accordingly, each Beneficial Owner must rely on the procedures of DTC, any DTC Participant and Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights under the Trust Agreement.

The Trustee recognizes DTC or its nominee as the owner of all Units for all purposes except as expressly set forth in the Trust Agreement. Pursuant to the agreement between the Trustee and DTC, DTC is required to make available to the Trustee upon request and for a fee to be charged to the Trust a listing of the Unit holdings of each DTC Participant. The Trustee inquires of each such DTC Participant as to the number of Beneficial Owners holding Units, directly or indirectly, through the relevant DTC Participant. The Trustee provides each such DTC Participant with copies of any notice, statement or other communication, in the form, number and at the place as such DTC Participant may reasonably request, in order that the notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to the Beneficial Owners. In addition, the Trust pays to each such DTC Participant a fair and reasonable amount as reimbursement for the expense attendant to such transmittal, all subject to applicable statutory and regulatory requirements. The foregoing interaction between the Trustee and DTC Participants may be direct or indirect (i.e., through a third party).

Distributions are made to DTC or its nominee. DTC or its nominee, upon receipt of any payment of distributions in respect of Units, is required immediately to credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Units, as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Units held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. Neither the Trustee nor the Sponsor has or will have any responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in Units, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may discontinue providing its service with respect to Units at any time by giving notice to the Trustee and the Sponsor, provided that it discharges its responsibilities with respect thereto in accordance with applicable law. Under such circumstances, the Trustee and the Sponsor shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to terminate the Trust.

NSCC is an affiliate of DTC and the Trustee and Sponsor, and/or their affiliates, own shares of DTC.

PORTFOLIO ADJUSTMENTS

The Index is a float-adjusted capitalization weighted index of 500 companies calculated under the auspices of the S&P Index Committee of S&P. At any moment in time, the value of the Index equals the aggregate market value of the available float shares outstanding in each of the component 500 Index Securities, evaluated at their respective last sale prices on their respective listing exchange, divided by a scaling factor (“divisor”) which yields a resulting index value in the reported magnitude.

Periodically (typically, several times per quarter), S&P may determine that total shares outstanding have changed in one or more component Index Securities due to secondary offerings, repurchases, conversions or other corporate actions. S&P may also determine that the available float shares of one or more of the Index Securities has changed due to corporate actions, purchases or sales of securities by holders or other events. S&P may periodically (ordinarily, several times per quarter) replace one or more Index Securities due to mergers, acquisitions, bankruptcies, or other market conditions, or if the issuers of such Index Securities fail to meet the criteria for inclusion in the Index. In 2021, there were 24 company changes to the Index. Ordinarily, whenever there is a change in shares outstanding or a change in an Index Security of the Index, S&P adjusts the divisor to ensure that there is no discontinuity in the value of the Index.

The Trustee aggregates certain adjustments and makes conforming changes to the Portfolio at least monthly. The Trustee directs its stock transactions only to brokers or dealers, which may include affiliates of the Trustee, from whom it expects to obtain the most favorable prices for execution of orders. Adjustments are made more frequently in the case of significant changes to the Index. Specifically, the Trustee is required to adjust the composition of the Portfolio whenever there is a change in the identity of any Index Security (i.e., a substitution of one security for another) within three (3) Business Days before or after the day on which the change is scheduled to take effect. If the transaction costs incurred by the Trust in adjusting the Portfolio would exceed the expected variation between the composition of the Portfolio and the Index (“Misweighting”), it may not be efficient identically to replicate the share composition of the Index. Minor Misweighting generally is permitted within the guidelines set forth below. The Trustee is required to adjust the composition of the Portfolio at any time that the weighting of any stock in the Portfolio varies in excess of one hundred and fifty percent (150%) of a specified percentage, which percentage varies from 0.08% to 0.02%, depending on the net asset value of the Trust (in each case, “Misweighting Amount”), from the weighting of the Index Security in the Index. For the year ended September 30, 2021, the Misweighting Amount was 0.02%.

The Trust is not managed and therefore the adverse financial condition of an issuer does not require the sale of stocks from the Portfolio. The Trustee on a non-discretionary basis adjusts the composition of the Portfolio to conform to changes in the composition and/or weighting structure of Index Securities in the Index. To the extent that the method of determining the Index is changed by S&P in a manner that would affect the adjustments provided for herein, the Trustee and the Sponsor have the right to amend the Trust Agreement, without the consent of DTC or Beneficial Owners, to conform the adjustments to such changes and to maintain the objective of tracking the Index.

The Trustee examines each stock in the Portfolio on each Business Day, comparing its weighting to the weighting of the corresponding Index Security, based on prices at the close of the market on the preceding Business Day (a “Weighting Analysis”). If there is a Misweighting in any stock in the Portfolio in excess of one hundred and fifty percent (150%) of the applicable Misweighting Amount, the Trustee calculates an adjustment to the Portfolio in order to bring the Misweighting within the Misweighting Amount, based on prices at the close of the market on the day on which such Misweighting occurs. Also, on a monthly basis, the Trustee performs a Weighting Analysis for each stock in the Portfolio, and in any case where there exists a Misweighting exceeding one hundred percent (100%) of the applicable Misweighting Amount, the Trustee calculates an adjustment to the Portfolio in order to bring the Misweighting within the applicable Misweighting Amount, based on prices at the close of the market on the day on which such Misweighting occurs. In the case of any adjustment to the Portfolio because of a Misweighting, the purchase or sale of stock necessitated by the adjustment is made within three (3) Business Days of the day on which such Misweighting is determined. In addition to the foregoing adjustments, the Trustee may make additional periodic adjustments to Portfolio Securities that may be misweighted by an amount within the applicable Misweighting Amount.

The foregoing guidelines with respect to Misweighting also apply to any Index Security that (a) is likely to be unavailable for delivery or available in insufficient quantity for delivery or (b) cannot be delivered to the Trustee due to restrictions prohibiting a creator from engaging in a transaction involving such Index Security. Upon receipt of an order for a Creation Unit that involves such an Index Security, the

Trustee determines whether the substitution of cash for the stock would cause a Misweighting in the Portfolio. If a Misweighting results, the Trustee will purchase the required number of shares of the Index Security. If a Misweighting does not result and the Trustee does not hold cash in excess of the permitted amounts, the Trustee may hold the cash or, if such excess would result, make the required adjustments to the Portfolio.

As a result of the purchase and sale of stock in accordance with these requirements, or the creation of Creation Units, the Trust may hold some amount of residual cash (other than cash held temporarily due to timing differences between the sale and purchase of stock or cash delivered in lieu of Index Securities or undistributed income or undistributed capital gains). This amount may not exceed for more than two (2) consecutive Business Days 0.5% of the value of the Portfolio. If the Trustee has made all required adjustments and is left with cash in excess of 0.5% of the value of the Portfolio, the Trustee will use such cash to purchase additional Index Securities that are underweighted in the Portfolio as compared to their relative weightings in the Index, such that the Misweighting of such Index Securities will not be in excess of the applicable Misweighting Amount.

All portfolio adjustments are made as described herein unless such adjustments would cause the Trust to lose its status as a “regulated investment company” under Subchapter M of the Code. Additionally, the Trustee is required to adjust the composition of the Portfolio at any time to insure the continued qualification of the Trust as a regulated investment company.

The Trustee relies on industry sources for information as to the composition and weightings of Index Securities. If the Trustee becomes incapable of obtaining or processing such information or NSCC is unable to receive such information from the Trustee on any Business Day, the Trustee shall use the composition and weightings of Index Securities for the most recently effective Portfolio Deposit for the purposes of all adjustments and determinations (including, without limitation, determination of the stock portion of the Portfolio Deposit) until the earlier of (a) such time as current information with respect to Index Securities is available or (b) three (3) consecutive Business Days have elapsed. If such current information is not available and three (3) consecutive Business Days have elapsed, the composition and weightings of Portfolio Securities (as opposed to Index Securities) shall be used for the purposes of all adjustments and determinations (including, without limitation, determination of the stock portion of the Portfolio Deposit) until current information with respect to Index Securities is available.

If the Trustee provides written notice of the termination of the Trust, from and after the date of such notice, the Trustee shall use the composition and weightings of Portfolio Securities as of such notice date for the determination of all redemptions or other purposes.

From time to time S&P may adjust the composition of the Index because of a merger or acquisition involving one or more Index Securities. In such cases, the Trust, as shareholder of an issuer that is the object of such merger or acquisition activity, may receive various offers from would-be acquirors of the issuer. The Trustee is not permitted to accept any such offers until such time as it has been determined that the stocks of the issuer will be removed from the Index. As stocks of an issuer are often removed from the Index only after the consummation of a merger or acquisition of such issuer, in selling the securities of such issuer the Trust may receive, to the extent that market prices do not provide a more attractive alternative, whatever consideration is being offered to the shareholders of such issuer that have not tendered their shares prior to such time. Any cash received in such transactions is reinvested in Index Securities in accordance with the criteria set forth above. Any stocks received as a part of the consideration that are not Index Securities are sold as soon as practicable and the cash proceeds of such sale are reinvested in accordance with the criteria set forth above.

Adjustments to the Portfolio Deposit

On each Business Day (each such day, an “Adjustment Day”), the number of shares and identity of each Index Security required for a Portfolio Deposit are adjusted in accordance with the following procedure. At the close of the market the Trustee calculates the net asset value of the Trust. The net asset value of the Trust is divided by the number of outstanding Units multiplied by 50,000 Units in one Creation Unit, resulting in the net asset value per Creation Unit (“NAV Amount”). The Trustee then calculates the number of shares (without rounding) of each of the component stocks of the Index in a Portfolio Deposit for the following Business Day (“Request Day”), such that (a) the market value at the close of the market on the Adjustment Day of the stocks to be included in the Portfolio Deposit on Request Day, together with the Dividend Equivalent Payment effective for requests to create or redeem on the Adjustment Day, equals the NAV Amount and (b) the identity and weighting of each of the stocks in a Portfolio Deposit mirrors proportionately the identity and weightings of the stocks in the Index, each as in effect on Request Day. For each stock, the number resulting from such calculation is rounded to the nearest whole share, with a fraction of 0.50 being rounded up. The identities and weightings of the stocks so calculated constitute the stock portion of the Portfolio Deposit effective on Request Day and thereafter until the next subsequent Adjustment Day, as well as Portfolio Securities to be delivered by the Trustee in the event of request for redemption on the Request Day and thereafter until the following Adjustment Day.

In addition to the foregoing adjustments, if a corporate action such as a stock split, stock dividend or reverse split occurs with respect to any Index Security that does not result in an adjustment to the Index divisor, the Portfolio Deposit shall be adjusted to take into account the corporate action in each case rounded to the nearest whole share.

On the Request Day and on each day that a request for the creation or redemption is deemed received, the Trustee calculates the market value of the stock portion of the Portfolio Deposit as in effect on the Request Day as of the close of the market and adds to that amount the Dividend Equivalent Payment effective for requests to create or redeem on Request Day (such market value and Dividend Equivalent Payment are collectively referred to herein as “Portfolio Deposit Amount”). The Trustee then calculates the NAV Amount, based on the close of the market on the Request Day. The difference between the NAV Amount so calculated and the Portfolio Deposit Amount is the “Balancing Amount.” The Balancing Amount serves the function of compensating for any differences between the value of the Portfolio Deposit Amount and the NAV Amount at the close of trading on Request Day due to, for example, (a) differences in the market value of the securities in the Portfolio Deposit and the market value of the securities on Request Day and (b) any variances from the proper composition of the Portfolio Deposit.

On any Adjustment Day on which (a) no change in the identity and/or share weighting of any Index Security is scheduled to take effect that would cause the Index divisor to be adjusted after the close of the market on that Business Day,* and (b) no stock split, stock dividend or reverse stock split with respect to any Index Security has been declared to take effect on the corresponding Request Day, the Trustee may forego making any adjustment to the stock portion of the Portfolio Deposit and use the composition and weightings of Index Securities for the most recently effective Portfolio Deposit for the Request Day following such Adjustment Day. In addition, the Trustee may calculate the adjustment to the number of shares and identity of Index Securities in a Portfolio Deposit as described above except that such calculation would be employed two (2) Business Days rather than one (1) Business Day before the Request Day.

The Dividend Equivalent Payment and the Balancing Amount in effect at the close of business on the Request Date are collectively referred to as the Cash Component or the Cash Redemption Payment. If the Balancing Amount is a positive number (i.e., if the NAV Amount exceeds the Portfolio Deposit Amount) then, with respect to creation, the Balancing Amount increases the Cash Component of the then-effective Portfolio Deposit transferred to the Trustee by the creator. With respect to redemptions, the Balancing Amount is added to the cash transferred to the redeemer by the Trustee. If the Balancing Amount is a negative number (i.e., if the NAV Amount is less than the Portfolio Deposit Amount) then, with respect to creation, this amount decreases the Cash Component of the then-effective Portfolio Deposit to be transferred to the Trustee by the creator or, if such cash portion is less than the Balancing Amount, the difference must be paid by the Trustee to the creator. With respect to redemptions, the Balancing Amount is deducted from the cash transferred to the redeemer or, if such cash is less than the Balancing Amount, the difference must be paid by the redeemer to the Trustee.

*

S&P publicly announces changes in the identity and/or weighting of Index Securities in advance of the actual changes. The announcements regarding changes in the index components are made after the close of trading on such day.

If the Trustee has included the cash equivalent value of one or more Index Securities in the Portfolio Deposit because the Trustee has determined that such Index Securities are likely to be unavailable or available in insufficient quantity for delivery, or if a creator or redeemer is restricted from investing or engaging in transactions in one or more of such Index Securities, the Portfolio Deposit so constituted shall determine the Index Securities to be delivered in connection with the creation of Units in Creation Unit size aggregations and upon the redemption of Units until the time the stock portion of the Portfolio Deposit is subsequently adjusted.

EXCHANGE LISTING AND TRADING

The discussion below supplements the Summary with regard to exchange listing and trading matters associated with an investment in the Trust’s Units.

Secondary Trading on Exchanges

The Units are listed for secondary trading on the Exchange and individual Units may only be purchased and sold in the secondary market through a broker-dealer. The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day (observed), Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Exchange may close early on the Business Day before certain holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change. If you buy or sell Units in the secondary market, you will pay the secondary market price for Units. In addition, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Further, SSGA FD may make payments from its own resources to certain broker-dealers pursuant to arrangements through which those broker-dealers have agreed to offer Units to their customers and not charge certain of their customers any commissions when those customers purchase or sell Units. Such payments to broker-dealers may create potential conflicts of interest between the broker-dealers and their customers.

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Units of the Trust will continue to be met or that Units will always be listed on the Exchange. The Trust will be terminated if Units are delisted. Trading in Units may be halted under certain circumstances as set forth in the Exchange rules and procedures. The Exchange will consider the suspension of trading in or removal from listing of Units if: (a) the Trust has more than 60 days remaining until termination and there are fewer than 50 record and/or beneficial holders of Units for 30 or more consecutive trading days; (b) the value of the Index is no longer calculated or available; or (c) such other event occurs or condition exists which, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, trading is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules that require trading to be halted for a specified period based on a specified market change. The Exchange also must halt trading if required intraday valuation information is not disseminated for longer than one (1) Business Day.

Units also are listed and traded on the Singapore Exchange Securities Trading Limited, the Tokyo Stock Exchange and the Australian Securities Exchange. In the future, Units may be listed and traded on other non-U.S. exchanges.

Trading Prices of Units

The trading prices of the Trust’s Units will fluctuate continuously throughout trading hours based on market supply and demand rather than the Trust’s NAV, which is calculated at the end of each Business Day. The Units will trade on the Exchange at prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily NAV of the Units. While the creation/redemption feature is designed to make it likely that Units normally will trade close to the Trust’s NAV, disruptions to creations and redemptions and/or market volatility may result in trading prices that differ significantly from the Trust’s NAV. See the table “Frequency Distribution of Discounts and Premiums for the Trust: Bid/Ask Price vs. NAV as of 12/31/21” herein.

The market price of a Unit should reflect its share of the dividends accumulated on Portfolio Securities and may be affected by supply and demand, market volatility, sentiment and other factors.

CONTINUOUS OFFERING OF UNITS

Creation Units are offered continuously to the public by the Trust through the Distributor. Persons making Portfolio Deposits and creating Creation Units will receive no fees, commissions or other form of compensation or inducement of any kind from the Sponsor or the Distributor, and no such person has any obligation or responsibility to the Sponsor or Distributor to effect any sale or resale of Units.

Because new Units can be created and issued on an ongoing basis, at any point during the life of the Trust, a “distribution,” as such term is used in the Securities Act of 1933, may be occurring. Broker-dealers and other persons are cautioned that some of their activities may result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery and liability provisions of the Securities Act of 1933. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing a creation order with a distributor, breaks them down into the constituent Units and sells the Units directly to its customers; or if it chooses to couple the creation of a supply of new Units with an active selling effort involving solicitation of secondary market demand for Units. A determination of whether one is an underwriter must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Units, whether or not participating in the distribution of Units, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act of 1933 is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Units that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act of 1933 will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act of 1933. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act of 1933 is only available with respect to transactions on a national exchange.

The Sponsor intends to qualify Units in states selected by the Sponsor and through broker-dealers who are members of the Financial Industry Regulatory Authority (“FINRA”). Persons intending to create or redeem Creation Units in transactions not involving a broker-dealer registered in such person’s state of domicile or residence should consult their legal adviser regarding applicable broker-dealer or securities regulatory requirements under the state securities laws prior to such creation or redemption.

EXPENSES OF THE TRUST

Ordinary operating expenses of the Trust are currently being accrued at an annual rate of 0.0945%. Future accruals will depend primarily on the level of the Trust’s net assets and the level of Trust expenses. The Trustee has agreed to waive a portion of its fee until February 1, 2023 to the extent total annual operating expenses (excluding extraordinary expenses) exceed 0.0945% after taking into consideration the earnings credit with respect to uninvested cash balances of the Trust. Thereafter, the Trustee may discontinue this voluntary waiver policy. The Trustee’s fee waiver will be calculated after earnings credits are applied. The amount of the earnings credit will be equal to the then current Federal Funds Rate, as reported in nationally distributed publications, multiplied by each day’s daily cash balance, if any, in the Trust’s cash account, reduced by the amount of reserves, if any, for that account required by the Federal Reserve Board of Governors. Therefore, there is no guarantee that the Trust’s ordinary operating expenses will not exceed 0.0945% of the Trust’s daily net asset value.

Subject to any applicable cap, the Sponsor may charge the Trust a special fee for certain services the Sponsor may provide to the Trust which would otherwise be provided by the Trustee in an amount not to exceed the actual cost of providing such services. The Sponsor or the Trustee from time to time may voluntarily assume some expenses or reimburse the Trust so that total expenses of the Trust are reduced. Neither the Sponsor nor the Trustee is obligated to do so and either one or both parties may discontinue any voluntary assumption of expenses or reimbursement at any time without notice.

The following charges are or may be accrued and paid by the Trust: (a) the Trustee’s fee; (b) fees payable to transfer agents for the provision of transfer agency services; (c) fees of the Trustee for extraordinary services performed under the Trust Agreement; (d) various governmental charges; (e) any taxes, fees and charges payable by the Trustee with respect to Units (whether in Creation Units or otherwise); (f) expenses and costs of any action taken by the Trustee or the Sponsor to protect the Trust and the rights and interests of Beneficial Owners of Units (whether in Creation Units or otherwise); (g) indemnification of the Trustee or the Sponsor for any losses, liabilities or expenses incurred by it in the administration of the Trust; (h) expenses incurred in contacting Beneficial Owners of Units during the life of the Trust and upon termination of the Trust; and (i) other out-of-pocket expenses of the Trust incurred pursuant to actions permitted or required under the Trust Agreement.

In addition, the following expenses are or may be charged to the Trust: (a) reimbursement to the Sponsor of amounts paid by it to S&P in respect of annual licensing fees pursuant to the License Agreement; (b) federal and state annual registration fees for the issuance of Units; and (c) expenses of the Sponsor relating to the printing and distribution of marketing materials describing Units and the Trust (including, but not limited to, associated legal, consulting, advertising, and marketing costs and other out-of-pocket expenses such as printing). Pursuant to the provisions of an exemptive order, the expenses set forth in this paragraph may be charged to the Trust by the Trustee in an amount equal to the actual costs incurred, but in no case shall such charges exceed 0.20% per annum of the daily net asset value of the Trust.

With respect to the marketing expenses described in item (c) above, the Sponsor has entered into an agreement with SSGA FD, an affiliate of the Trustee, pursuant to which SSGA FD has agreed to market and promote the Trust. SSGA FD is reimbursed by the Sponsor for the expenses it incurs for providing such services out of amounts that the Trust reimburses the Sponsor. An affiliate of SSGA FD separately receives fees from the Trustee for providing on-line creation and redemption functionality to Authorized Participants through its Fund Connect application.

If the income received by the Trust in the form of dividends and other distributions on Portfolio Securities is insufficient to cover Trust expenses, the Trustee may make advances to the Trust to cover such expenses. Otherwise, the Trustee may sell Portfolio Securities in an amount sufficient to pay such expenses. The Trustee may reimburse itself in the amount of any such advance, together with interest thereon at a percentage rate equal to the then current overnight federal funds rate, by deducting such amounts from (a) dividend payments or other income of the Trust when such payments or other income is received, (b) the amounts earned or benefits derived by the Trustee on cash held by the Trustee for the benefit of the Trust, and (c) the sale of Portfolio Securities. Notwithstanding the foregoing, if any advance remains outstanding for more than forty-five (45) Business Days, the Trustee may sell Portfolio Securities to reimburse itself for such advance and any accrued interest thereon. These advances will be secured by a lien on the assets of the Trust in favor of the Trustee. The expenses of the Trust are reflected in the NAV of the Trust.

For services performed under the Trust Agreement, the Trustee is paid a fee at an annual rate of 0.06% to 0.10% of the net asset value of the Trust, as shown below, depending on the net asset value of the Trust, plus or minus the Adjustment Amount (as defined below). The compensation is computed on each Business Day based on the net asset value of the Trust on such day, and the amount thereof is accrued daily and paid monthly. To the extent that the amount of the Trustee’s compensation, before any adjustment in respect of the Adjustment Amount, is less than specified amounts, the Sponsor has agreed to pay the amount of any such shortfall. The Trustee also may waive all or a portion of such fee.

Trustee Fee Scale

Net Asset Value of the Trust	Fee as a Percentage of Net Asset Value of the Trust
$0 - $499,999,999	0.10% per annum plus or minus the Adjustment Amount*
$500,000,000 - $2,499,999,999	0.08% per annum plus or minus the Adjustment Amount*
$2,500,000,000 and above	0.06% per annum plus or minus the Adjustment Amount*

*	The fee indicated applies to that portion of the net asset value of the Trust that falls in the size category indicated.

As of September 30, 2021 and as of December 31, 2021, the net asset value of the Trust was $384,852,540,279 and $455,220,778,390, respectively. No representation is made as to the actual net asset value of the Trust on any future date, as it is subject to change at any time due to fluctuations in the market value of the Portfolio Securities, or to creations or redemptions made in the future. For the fiscal year ended September 30, 2021, the aggregate dollar amount of net fees paid to the Trustee was $203,372,449.

The Adjustment Amount is calculated at the end of each quarter and applied against the Trustee’s fee for the following quarter. “Adjustment Amount” is an amount which is intended, depending upon the circumstances, either to (a) reduce the Trustee’s fee by the amount that the Transaction Fees paid on creation and redemption exceed the costs of those activities, and by the amount of excess earnings on cash held for the benefit of the Trust** or (b) increase the Trustee’s fee by the amount that the Transaction Fees (plus additional amounts paid in connection with creations or redemptions outside the Clearing Process), paid on creations or redemptions, falls short of the actual costs of these activities. If in any quarter the

Adjustment Amount exceeds the fee payable to the Trustee as set forth above, the

Trustee uses such excess amount to reduce other Trust expenses, subject to certain federal tax limitations. To the extent that the amount of such excess exceeds the Trust’s expenses for such quarter, any remaining excess is retained by the Trustee as part of its compensation. If in any quarter the costs of processing creations and redemptions exceed the amounts charged as a Transaction Fee (plus the additional amounts paid in connection with creations or redemptions outside the Clearing Process) net of the excess earnings, if any, on cash held for the benefit of the Trust, the Trustee will augment the Trustee’s fee by the resulting Adjustment Amount. The net Adjustment Amount is usually a credit to the Trust. The amount of the earnings credit will be equal to the then current Federal Funds Rate, as reported in nationally distributed publications, multiplied by each day’s daily cash balance in the Trust’s cash account, reduced by the amount of reserves for that account required by the Federal Reserve Board of Governors.

For example, during the year ended September 30, 2021, the Adjustment Amount included an excess of net transaction fees from processing orders of $5,799,430 and a Trustee earnings credit of $643,681. Thus, the Adjustment Amount reduced the Trustee’s fee by $6,443,111.

DETERMINATION OF NET ASSET VALUE

The net asset value of the Trust is computed as of the Evaluation Time, as shown under “Portfolio Adjustments — Adjustments to the Portfolio Deposit” on each Business Day. The net asset value of the Trust on a per Unit basis is determined by subtracting all liabilities (including accrued expenses and dividends payable) from the total value of the Portfolio and other assets and dividing the result by the total number of outstanding Units. For the most recent net asset value information, please go to www.spdrs.com.

The value of the Portfolio is determined by the Trustee in good faith in the following manner. If Portfolio Securities are listed on one or more national securities exchanges, such evaluation is generally based on the closing sale price on that day (unless the Trustee deems such price inappropriate as a basis for evaluation) on the exchange which is deemed to be the principal market therefor or, if there is no such appropriate closing sale price on such exchange, at the last sale price (unless the Trustee deems such price inappropriate as a basis for evaluation). If the securities are not so listed or, if so listed and the principal market therefor is other than on such exchange or there is no such last sale price available, such evaluation shall generally be made by the Trustee in good faith based on the closing price on the over-the-counter market (unless the Trustee deems such price inappropriate as a basis for evaluation) or if there is no such appropriate closing price, (a) on current bid prices, (b) if bid prices are not available, on the basis of current bid prices for

**	The excess earnings on cash amount is currently calculated, and applied, on a monthly basis.

comparable securities, (c) by the Trustee’s appraising the value of the securities in good faith on the bid side of the market, or (d) by any combination thereof.

ADDITIONAL RISK INFORMATION

The following section identifies additional risks. Prospective investors should carefully consider the additional information described below together with the information identified under “Summary — Principal Risks of Investing in the Trust.”

A liquid trading market for certain Portfolio Securities may not exist.    Although all of the Portfolio Securities are listed on a national securities exchange, the existence of a liquid trading market for certain Portfolio Securities may depend on whether dealers will make a market in such stocks. There can be no assurance that a market will be made or maintained for any Portfolio Securities, or that any such market will be or remain liquid. The price at which Portfolio Securities may be sold and the value of the Portfolio will be adversely affected if trading markets for Portfolio Securities are limited or absent.

Asset Category Risk.    The Portfolio Securities may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Trading Issues.    Units are listed for trading on the Exchange under the market symbol “SPY” and are listed or traded on certain non-U.S. stock exchanges other than the Exchange. Trading in Units on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Units inadvisable. In addition, trading in Units on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Trust will continue to be met or will remain unchanged or that the Units will trade with any volume, or at all, on any stock exchange. Investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. The Trust will be terminated if the Units are delisted from the Exchange.

Fluctuation of NAV; Unit Premiums and Discounts.    The NAV of the Units will generally fluctuate with changes in the market value of the Trust’s securities holdings. The market prices of Units will generally fluctuate in accordance with changes in the Trust’s NAV and supply and demand of Units on the Exchange or any other exchange on which Units are traded. It cannot be predicted whether Units will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Units will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Index trading individually or in the aggregate at any point in time. The market prices of Units may deviate significantly from the NAV of the

Units during periods of market volatility. While the creation/redemption feature is designed to make it likely that Units normally will trade close to the Trust’s NAV, disruptions to creations and redemptions and/or market volatility may result in trading prices that differ significantly from the Trust’s NAV. If an investor purchases Units at a time when the market price is at a premium to the NAV of the Units or sells at a time when the market price is at a discount to the NAV of the Units, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

Costs of Buying or Selling Units.    Investors buying or selling Units in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Units. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Units (the “bid” price) and the price at which an investor is willing to sell Units (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Units based on trading volume and market liquidity, and is generally lower if the Trust’s Units have more trading volume and market liquidity and higher if the Trust’s Units have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Units, including bid/ask spreads, frequent trading of Units may significantly reduce investment results and an investment in Units may not be advisable for investors who anticipate regularly making small investments.

Large Cap Risk.    The Portfolio Securities will generally consist of equity securities of large-capitalization U.S. issuers. Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.

Investment in the Trust may have adverse tax consequences.    Investors in the Trust should consider the U.S. federal, state, local and other tax consequences of the ownership and disposition of Units. For a discussion of certain U.S. federal income tax consequences of the ownership and disposition of Units, see “Federal Income Taxes.”

Clearing and settlement of Creation Units may be delayed or fail.    Even if an order is processed through the continuous net settlement clearing process of NSCC, Portfolio Securities or Units, as applicable, may not be delivered on settlement date, due to liquidity or other constraints in the clearing process. Orders expected to settle outside of the continuous net settlement clearing process of NSCC are not covered by NSCC’s guarantee of completion of delivery.

ADDITIONAL INFORMATION REGARDING DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section included in this prospectus entitled “Dividends and Distributions.”

General Policies

The regular quarterly ex-dividend date for Units is the third (3rd) Friday in each of March, June, September and December, unless such day is not a Business Day, in which case the ex-dividend date is the immediately preceding Business Day (“Ex-Dividend Date”). Beneficial Owners reflected on the records of DTC and the DTC Participants on the first (1st) Business Day following the Ex-Dividend Date (“Record Date”) are entitled to receive an amount representing dividends accumulated on Portfolio Securities through the quarterly dividend period which ends on the Business Day preceding such Ex-Dividend Date (including stocks with ex-dividend dates falling within such quarterly dividend period), net of fees and expenses, accrued daily for such period. For the purposes of all dividend distributions, dividends per Unit are calculated at least to the nearest 1/1000th of $0.01. The payment of dividends is made on the last Business Day in the calendar month following each Ex-Dividend Date (“Dividend Payment Date”). Dividend payments are made through DTC and the DTC Participants to Beneficial Owners then of record with funds received from the Trustee.

Dividends payable to the Trust in respect of Portfolio Securities are credited by the Trustee to a non-interest bearing account as of the date on which the Trust receives such dividends. Other moneys received by the Trustee in respect of the Portfolio, including but not limited to the Cash Component, the Cash Redemption Payment, all moneys realized by the Trustee from the sale of options, warrants or other similar rights received or distributed in respect of Portfolio Securities as dividends or distributions and capital gains resulting from the sale of Portfolio Securities are credited by the Trustee to a non-interest bearing account. All funds collected or received are held by the Trustee without interest until distributed in accordance with the provisions of the Trust Agreement. To the extent the amounts credited to the account generate interest income or an equivalent benefit to the Trustee, such interest income or benefit is used to reduce the Trustee’s annual fee.

Any additional distributions the Trust may need to make so as to qualify for an exemption from tax on its distributed income under the Code and to avoid U.S. federal excise tax would consist of (a) an increase in the distribution scheduled for January to include any amount by which the Trust’s estimated “investment company taxable income” (determined prior to the deduction for dividends paid by the Trust) and net capital gains for the prior taxable and/or calendar year exceeded the amount of Trust taxable income previously distributed with respect to such taxable year and/or calendar year or, if greater, the minimum amount required to avoid imposition of such excise tax, and (b) a distribution soon after the computation of the actual annual

“investment company taxable income” (determined prior to the deduction for dividends paid by the Trust) and net capital gain of the Trust of the amount, if any, by which such actual income and gain exceeds the distributions already made. The net asset value of the Trust is reduced in direct proportion to the amount of such additional distributions. The magnitude of the additional distributions, if any, depends upon a number of factors, including the level of redemption activity experienced by the Trust. Because substantially all proceeds from the sale of stocks in connection with adjustments to the Portfolio are used to purchase shares of Index Securities, the Trust may have no cash or insufficient cash with which to pay such additional distributions. In that case, the Trustee will have to sell shares of Portfolio Securities sufficient to produce the cash required to make such additional distributions. In selecting the stocks to be sold to produce cash for such distributions, the Trustee chooses among the stocks that are over-weighted in the Portfolio relative to their weightings in the Index first and then from among all other stocks in such a manner to maintain the weightings of Portfolio Securities within the applicable Misweighting Amount.

As specified in the Trust Agreement, the Trustee may declare special dividends if the Trustee deems such action necessary or advisable to preserve the status of the Trust as a RIC or to avoid imposition of income or excise taxes on undistributed income or deems such action otherwise advantageous to the Trust. The Trust Agreement also permits the Trustee to vary the frequency with which periodic distributions are made (e.g., from quarterly to monthly) if it is determined by the Sponsor and the Trustee that such a variance would be advisable to facilitate compliance with the rules and regulations applicable to RICs or would otherwise be advantageous to the Trust. In addition, the Trust Agreement permits the Trustee to change the regular ex-dividend date for Units to another date within the month or quarter if it is determined by the Sponsor and the Trustee that such a change would be advantageous to the Trust. Notice of any such variance or change shall be provided to Beneficial Owners via DTC and the DTC Participants.

All distributions are made by the Trustee through DTC and the DTC Participants to Beneficial Owners as recorded on the book entry system of DTC and the DTC Participants. With each distribution, the Trustee furnishes for distribution to Beneficial Owners a statement setting forth the amount being distributed, expressed as a dollar amount per Unit.

The settlement date for the creation of Units or the purchase of Units in the secondary market must occur on or before the Record Date in order for such creator or purchaser to receive a distribution on the next Dividend Payment Date. If the settlement date for such creation or a secondary market purchase occurs after the Record Date, the distribution will be made to the prior securityholder or Beneficial Owner as of such Record Date.

As soon as practicable after notice of termination of the Trust, the Trustee will distribute via DTC and the DTC Participants to each Beneficial Owner redeeming Creation Units before the termination date specified in such notice a portion of

Portfolio Securities and cash as described above. Otherwise, the Trustee will distribute to each Beneficial Owner (whether in Creation Unit size aggregations or otherwise), as soon as practicable after termination of the Trust, such Beneficial Owner’s pro rata share of the net asset value of the Trust.

INVESTMENT RESTRICTIONS

The Trust is not actively managed and only holds constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Therefore, the Trust is not authorized to invest in the securities of registered investment companies or any other registered or unregistered funds, lend its portfolio securities or other assets, issue senior securities or borrow money for the purpose of investing in securities, purchase securities on margin, sell securities short or invest in derivative instruments, including, without limitation, futures contracts, options or swaps.

INVESTMENTS BY INVESTMENT COMPANIES

Purchases of Units by investment companies and certain private funds are subject to restrictions pursuant to Section 12(d)(1) of the 1940 Act. However, SEC Rule 12d1-4 allows, subject to certain conditions (including the entry into an agreement with the Trust), registered investment companies to invest in Units beyond the limits contained in Section 12(d)(1) of the 1940 Act. Registered investment companies wishing to invest beyond the statutory limits in reliance on Rule 12d1-4 should contact the Trustee by telephone at 1-866-787-2257.

The Trust itself is also subject to the restrictions of Section 12(d)(1). This means that, notwithstanding the investment restrictions described above, absent an exemption or SEC relief, (a) the Trust cannot invest in any registered investment company, to the extent that the Trust would own more than 3% of that registered investment company’s outstanding Units, (b) the Trust cannot invest more than 5% of its total assets in the securities of any one registered investment company, and (c) the Trust cannot invest more than 10% of its total assets in the securities of registered investment companies in the aggregate.

ANNUAL REPORTS

Promptly after the end of each fiscal year, the Trustee furnishes to the DTC Participants for distribution to each person who was a Beneficial Owner of Units at the end of such fiscal year, an annual report of the Trust containing financial statements audited by independent accountants of nationally recognized standing and such other information as may be required by applicable laws, rules and regulations.

BENEFIT PLAN INVESTOR CONSIDERATIONS

In considering the advisability of an investment in Units, fiduciaries of pension, profit sharing or other tax-qualified retirement plans and funded welfare plans or entities whose underlying assets include “plan assets” within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (collectively, “Plans”) subject to the fiduciary responsibility requirements of ERISA, should consider whether an investment in Units (a) is permitted by the documents and instruments governing the Plan, (b) is made solely in the interest of participants and beneficiaries of the Plans, (c) is consistent with the prudence and diversification requirements of ERISA, and that the acquisition and holding of Units does not result in a non-exempt “prohibited transaction” under Section 406 of ERISA or Section 4975 of the Code. Individual retirement account (“IRA”) investors and certain other investors not subject to ERISA, such as Keogh Plans, should consider that such arrangements may make only such investments as are authorized by the governing instruments and that IRAs, Keogh Plans and certain other types of arrangements are subject to the prohibited transaction rules of Section 4975 of the Code. Employee benefit plans that are government plans (as defined in Section 3(32) of ERISA), certain church plans (as defined in Section 3(33) of ERISA) and non-U.S. plans (as described in Section 4(b)(4) of ERISA) are not subject to the requirements of ERISA or Section 4975 of the Code. The fiduciaries of governmental plans should, however, consider the impact of their respective state pension codes or other applicable law, which may include restrictions similar to ERISA and Section 4975 of the Code, on investments in Units and the considerations discussed above, to the extent such considerations apply. Each purchaser and transferee of a Unit who is subject to ERISA or Section 4975 of the Code or any similar laws will be deemed to have represented by its acquisition and holding of each Unit that its acquisition and holding of any Units does not give rise to a non-exempt prohibited transaction under ERISA, the Code or any similar law.

As described in the preceding paragraph, ERISA imposes certain duties on Plan fiduciaries, and ERISA and/or Section 4975 of the Code prohibit certain transactions involving “plan assets” between Plans or IRAs and persons who have certain specified relationships to the Plan or IRA (that is, “parties in interest” as defined in ERISA or “disqualified persons” as defined in the Code). The fiduciary standards and prohibited transaction rules that apply to an investment in Units by a Plan will not apply to transactions involving the Trust’s assets because the Trust is an investment company registered under the 1940 Act. As such, the Trust’s assets are not deemed to be “plan assets” under ERISA and U.S. Department of Labor regulations by virtue of Plan and/or IRA investments in Units.

Each purchaser or transferee should consult legal counsel before purchasing the Units. Nothing herein shall be construed as a representation that an investment in the Units would meet any or all of the relevant legal requirements with respect to investments by, or is appropriate for, an employee benefit plan subject to ERISA or Section 4975 of the Code or a similar law.

INDEX LICENSE

A license agreement (the “License Agreement”) between SSGA FD, an affiliate of the Trustee, and S&P grants a license to SSGA FD to use the Index and to use certain trade names and trademarks of S&P in connection with the Trust. The Index also serves as a basis for determining the composition of the Portfolio. The Trustee (on behalf of the Trust), the Sponsor and the Exchange have each received a sublicense from SSGA FD for the use of the Index and certain trade names and trademarks in connection with their rights and duties with respect to the Trust. The License Agreement may be amended without the consent of any of the Beneficial Owners of Units. Currently, the License Agreement is scheduled to terminate on November 29, 2031, but its term may be extended without the consent of any of the Beneficial Owners of Units. Pursuant to such arrangements and in accordance with the Trust Agreement, the Trust reimburses the Sponsor for payment of fees under the License Agreement to S&P equal to 0.03% of the daily size of the Trust (based on Unit closing price and outstanding Units) plus an annual license fee of $600,000.

None of the Trust, the Trustee, the Exchange, the Sponsor, SSGA FD, the Distributor, DTC, NSCC, any Authorized Participant, any Beneficial Owner of Units or any other person is entitled to use any rights whatsoever under the foregoing licensing arrangements or to use the trademarks “Standard & Poor’s”, “S&P”, “S&P 500”, “Standard & Poor’s 500” or “500” or to use the Index except as specifically described in the License Agreement or sublicenses or as may be specified in the Trust Agreement.

THE TRUST IS NOT SPONSORED, ENDORSED, SOLD OR MARKETED BY S&P DOW JONES INDICES LLC, ITS AFFILIATES, AND/OR THIRD PARTY LICENSORS (INCLUDING, WITHOUT LIMITATION, DOW JONES & COMPANY, INC.) (COLLECTIVELY, FOR PURPOSES OF THIS PARAGRAPH AND THE NEXT PARAGRAPH, “S&P”). S&P MAKES NO REPRESENTATION, CONDITION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE TRUST OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE TRUST PARTICULARLY OR THE ABILITY OF THE INDEX TO TRACK MARKET PERFORMANCE AND/OR TO ACHIEVE ITS STATED OBJECTIVE AND/OR TO FORM THE BASIS OF A SUCCESSFUL INVESTMENT STRATEGY, AS APPLICABLE. S&P LICENSES TO THE TRUST CERTAIN TRADEMARKS AND TRADE NAMES AND THE INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY S&P WITHOUT REGARD TO SSGA FD OR THE TRUST. S&P HAS NO OBLIGATION TO TAKE THE NEEDS OF THE TRUST OR THE OWNERS OF OR INVESTORS IN THE TRUST INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE INDEX OR ANY DATA INCLUDED THEREIN OR USED TO CALCULATE THE INDEX. S&P DOW JONES INDICES LLC IS NOT AN ADVISOR TO THE TRUST. S&P IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE

DETERMINATION OF THE PRICES AND AMOUNT OF THE TRUST OR THE TIMING OF THE ISSUANCE OR SALE OF THE TRUST OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE UNITS ARE ISSUED OR REDEEMED. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING, OR TRADING OF THE TRUST.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR USED TO CALCULATE THE INDEX AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY OR CONDITION, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE SPONSOR, THE TRUSTEE, THE TRUST, OWNERS OF OR INVESTORS IN THE TRUST, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN OR USED TO CALCULATE THE INDEX. S&P MAKES NO EXPRESS OR IMPLIED REPRESENTATIONS, WARRANTIES OR CONDITIONS, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE AND ANY OTHER EXPRESS OR IMPLIED WARRANTY OR CONDITION WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOST PROFITS) RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SPDR TRADEMARK. The “SPDR” trademark is used under license from Standard & Poor’s Financial Services LLC, a division of S&P Global. No financial product offered by the Trust or its affiliates is sponsored, endorsed, sold or marketed by S&P or its affiliates. S&P makes no representation or warranty, express or implied, to the owners of any financial product or any member of the public regarding the advisability of investing in securities generally or in financial products particularly or the ability of the index on which financial products are based to track general stock market performance. S&P is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of financial products. S&P has no obligation or liability in connection with the administration, marketing or trading of financial products. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P OR ITS AFFILIATES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SPONSOR

The Sponsor is a Delaware limited liability company incorporated on April 6, 1998 with offices c/o NYSE Holdings LLC, 11 Wall Street, New York, New York 10005. The Sponsor’s Internal Revenue Service Employer Identification Number is 26-4126158. The Sponsor’s sole business activity is to act as the sponsor of the Trust and two other ETFs. On October 1, 2008, the Sponsor became an indirect wholly-owned subsidiary of NYSE Holdings following the acquisition by NYSE Holdings of the American Stock Exchange LLC and all of its subsidiaries. On November 13, 2013, the Sponsor became an indirect, wholly-owned subsidiary of Intercontinental Exchange, Inc. (“ICE”), following the acquisition of NYSE Holdings LLC (the parent company of the Sponsor) by ICE. As the parent company, ICE is the publicly-traded entity, trading on the New York Stock Exchange under the symbol “ICE.” NYSE Holdings is a “control person” of the Sponsor as such term is defined in the Securities Act of 1933.

The Sponsor, at its own expense, may from time to time provide additional promotional incentives to brokers who sell Units to the public. In certain instances, these incentives may be provided only to those brokers who meet certain threshold requirements for participation in a given incentive program, such as selling a significant number of Units within a specified period.

If at any time the Sponsor fails to undertake or perform or becomes incapable of undertaking or performing any of the duties which by the terms of the Trust Agreement are required to be undertaken or performed by it, and such failure is not cured within fifteen (15) Business Days following receipt of notice from the Trustee of such failure, or if the Sponsor resigns, or if the Sponsor is adjudged bankrupt or insolvent, or a receiver of the Sponsor or of its property is appointed, or a trustee or liquidator or any public officer takes charge or control of the Sponsor or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, the Trustee may appoint a successor Sponsor, agree to act as Sponsor itself, or terminate the Trust Agreement and liquidate the Trust. Upon the Trustee’s and a successor Sponsor’s execution of an instrument of appointment and assumption, the successor Sponsor succeeds to all of the rights, powers, duties and obligations of the original Sponsor. The successor Sponsor shall not be under any liability under the Trust Agreement for occurrences or omissions prior to the execution of such instrument. Any successor Sponsor may be compensated at rates deemed by the Trustee to be reasonable, but not exceeding the amounts prescribed by the SEC.

The Sponsor may resign by executing and delivering to the Trustee an instrument of resignation. Such resignation shall become effective upon the appointment of a successor Sponsor and the acceptance of appointment by the successor Sponsor, unless the Trustee either agrees to act as Sponsor or terminates the Trust Agreement and liquidates the Trust. The Trustee shall terminate the Trust Agreement and liquidate the Trust if, within sixty (60) days following the date on which a notice of resignation was delivered by the Sponsor, a successor Sponsor has not been appointed or the Trustee has not agreed to act as Sponsor.

The Trust Agreement provides that the Sponsor is not liable to the Trustee, the Trust or to the Beneficial Owners of Units for taking or refraining from taking any action in good faith, or for errors in judgment, but is liable only for its own gross negligence, bad faith, willful misconduct or willful malfeasance in the performance of its duties or its reckless disregard of its obligations and duties under the Trust Agreement. The Sponsor is not liable or responsible in any way for depreciation or loss incurred by the Trust because of the purchase or sale of any Portfolio Securities. The Trust Agreement further provides that the Sponsor and its directors, shareholders, officers, employees, subsidiaries and affiliates under common control with the Sponsor shall be indemnified from the assets of the Trust and held harmless against any loss, liability or expense incurred without gross negligence, bad faith, willful misconduct or willful malfeasance on the part of any such party arising out of or in connection with the performance of its duties or reckless disregard of its obligations and duties under the Trust Agreement, including the payment of the costs and expenses (including counsel fees) of defending against any claim or liability.

As of January 28, 2022, each of the following persons served as an officer or member of the Sponsor:

Name	Nature of Relationship or Affiliation with Sponsor
Lynn Martin	President
Warren Gardiner	Senior Vice President and Chief Financial Officer
Doug Foley	Senior Vice President, HR & Administration
Martin Hunter	Senior Vice President, Tax & Treasurer
Douglas Yones	Senior Director
Hope Jarkowski	General Counsel & Assistant Secretary
Martha Redding	Associate General Counsel & Secretary
Andrew Surdykowski	Senior Vice President
Sandra Kerr	Senior Director, Assistant Treasurer
Octavia Spencer	Assistant Secretary
NYSE American LLC	Member

The principal business address for each of the officers and members listed above is c/o NYSE Holdings LLC, 11 Wall Street, New York, New York 10005. None of the officers listed above either directly or indirectly owns, controls or holds with power to vote any of the outstanding limited liability company interests of the Sponsor. All of the outstanding limited liability company interests of the Sponsor are owned by NYSE American LLC as the sole member of the Sponsor.

None of the individuals listed above either directly or indirectly owns, controls or holds with power to vote any of the outstanding Units of the Trust.

Other Companies of which Each of the Persons* Named Above is Presently an Officer, Director or Partner

Person Named Above	Name and Principal Business Address of such Other Company	Nature of Business of such Other Company	Nature of Affiliation with such Other Company

Lynn Martin**	NYSE Holdings LLC, 11 Wall Street, New York, New York 10005	Global operator of financial markets and provider of trading technologies	President

Warren Gardiner***	Intercontinental Exchange, Inc., 5660 New Northside Drive NW, 3rd Floor, Atlanta, Georgia 30328	Global operator of regulated exchanges and clearing houses for financial and commodity markets	Chief Financial Officer

Doug Foley****	Intercontinental Exchange, Inc., 5660 New Northside Drive NW, 3rd Floor, Atlanta, Georgia 30328	Global operator of regulated exchanges and clearing houses for financial and commodity markets	Senior Vice President

Martin Hunter*****	Intercontinental Exchange, Inc., 5660 New Northside Drive NW, 3rd Floor, Atlanta, Georgia 30328	Global operator of regulated exchanges and clearing houses for financial and commodity markets	Senior Vice President, Tax & Treasury

Hope Jarkowski******	NYSE Holdings LLC, 11 Wall Street, New York, New York 10005	Global operator of financial markets and provider of trading technologies	General Counsel & Assistant Secretary

Martha Redding*******	NYSE Holdings LLC, 11 Wall Street, New York, New York 10005	Global operator of financial markets and provider of trading technologies	Assistant General Counsel & Secretary

Andrew Surdykowski********	Intercontinental Exchange, Inc., 5660 New Northside Drive NW, 3rd Floor, Atlanta, Georgia 30328	Global operator of regulated exchanges and clearing houses for financial and commodity markets	General Counsel

Other Companies of which Each of the Persons* Named Above is Presently an Officer, Director or Partner

Person Named Above	Name and Principal Business Address of such Other Company	Nature of Business of such Other Company	Nature of Affiliation with such Other Company

Sandra Kerr*********	Intercontinental Exchange, Inc., 5660 New Northside Drive NW, 3rd Floor, Atlanta, Georgia 30328	Global operator of regulated exchanges and clearing houses for financial and commodity markets	Senior Tax Director

Octavia Spencer**********	Intercontinental Exchange, Inc., 5660 New Northside Drive NW, 3rd Floor, Atlanta, Georgia 30328	Global operator of regulated exchanges and clearing houses for financial and commodity markets	Vice President, Associate General Counsel & Corporate Secretary

*	Exclude persons whose affiliation with the Sponsor arises solely by virtue of stock ownership (as defined under Section 2(a)(3)(A) of the Investment Company Act of 1940).
**

In addition to her positions with the Sponsor and NYSE Holdings LLC, Ms. Martin is the President of NYSE Group, Inc. and a Director and/or an officer (e.g., President, Chief Executive Officer, Senior Vice President) of 50 other subsidiaries of ICE.

***

In addition to his position with the Sponsor, Mr. Gardiner is a Director and/or an officer (e.g., Chief Financial Officer, Treasurer, Vice President, Manager, President, Managing Director, Secretary) of 130 other subsidiaries of ICE.

****

In addition to his position with the Sponsor, Mr. Foley is a Director and/or an officer (e.g., Chief Financial Officer, Treasurer, Vice President, Manager, President, Managing Director, Secretary) of 55 other subsidiaries of ICE.

*****

In addition to his position with the Sponsor, Mr. Hunter is a Director and/or an officer (e.g., Chief Financial Officer, Treasurer, Vice President, Manager, President, Managing Director, Secretary) of 112 other subsidiaries of ICE.

******

In addition to her positions with the Sponsor and NYSE Holdings LLC, Ms. Jarkowski is a Director and/or an officer (e.g., President, Chief Executive Officer, Senior Vice President) of 19 other subsidiaries of ICE.

*******

In addition to her positions with the Sponsor and NYSE Holdings LLC, Ms. Redding is a Director and/or an officer (e.g., President, Chief Executive Officer, Senior Vice President) of 17 other subsidiaries of ICE.

********

In addition to his position with the Sponsor, Mr. Surdykowski is a Director and/or an officer (e.g., Chief Financial Officer, Treasurer, Vice President, Manager, President, Managing Director, Secretary) of 144 other subsidiaries of ICE.

*********	In addition to her positions with the Sponsor, Ms. Kerr is a Director and/or an officer (e.g., President, Chief Executive Officer, Senior Vice President) of 96 other subsidiaries of ICE.
**********

In addition to her position with the Sponsor, Ms. Spencer is a Director and/or an officer (e.g., Chief Financial Officer, Treasurer, Vice President, Manager, President, Managing Director, Secretary) of 108 other subsidiaries of ICE.

Lynn Martin is President of NYSE Group, a wholly-owned subsidiary of ICE. NYSE Group includes the New York Stock Exchange, the world’s largest stock market and premier venue for capital raising, as well as four fully electronic equity markets and two options exchanges. Ms. Martin is also Chair of Fixed Income & Data Services at ICE, which includes ICE Bonds execution venues, securities pricing and analytics, reference data, indices, desktop solutions, consolidated feeds and connectivity services that cover all major asset classes. Most recently, she was President of Fixed Income & Data Services and earlier served as President of ICE Data Services, COO of ICE Clear U.S., and in a number of leadership roles including CEO of NYSE Liffe U.S. and CEO of New York Portfolio Clearing. Ms. Martin began her career at IBM in its Global Services organization. Ms. Martin holds a BS in Computer Science from Manhattan College and an MA in Statistics from Columbia University. She serves on the Manhattan College Board of Trustees as well as the Advisory Board of the School of Science and is a member of the Phi Beta Kappa National Honor Society.

Warren Gardiner is Senior Vice President and Chief Financial Officer at ICE. He is responsible for all aspects of ICE’s finance and accounting functions, treasury, tax, audit and controls and investor relations. From July 2017 to May 2021, Gardiner served as ICE’s Vice President of Investor Relations where he led strategic and financial communications with ICE’s stakeholders as well as playing an integral role in the Company’s business development initiatives. Gardiner brings over 15 years of financial analysis and research experience. Before joining ICE in 2017, he served as a research analyst covering Financial Information and Exchanges equities at Evercore. Prior to that, he was an equity research analyst at Barclays. Gardiner earned a Bachelor of Arts in Managerial Economics from Union College and is a CFA Charterholder.

Doug Foley is Senior Vice President of Human Resources & Administration at ICE. In addition to other duties, he has overall responsibility for ICE’s global human resource and real estate functions. Prior to joining ICE in 2008, Mr. Foley worked in the Performance & Reward practice at Ernst & Young LLP in Atlanta. Mr. Foley previously worked in Global Compensation & Rewards at Delta Air Lines and began his career as a pension actuary, holding various roles at Ernst & Young LLP and

Arthur Andersen LLP. Mr. Foley holds a Bachelor of Science in Mathematics and a Master of Science in Risk Management & Insurance both from Georgia State University.

Martin Hunter is Senior Vice President, Tax & Treasurer of ICE since 2013. Previously he was Vice President, Tax & Treasurer from August 2010 to November 2013.

Douglas Yones is currently the Head of Exchange Traded Products at the New York Stock Exchange, where he oversees the team responsible for the delivery of customized, full service end-to-end capabilities for ETP Issuers.

Hope Jarkowski is the General Counsel of NYSE Group, Inc. Prior to assuming the role of General Counsel in 2022, Ms. Jarkowski was Head of Equities for the NYSE with responsibility for strategy, product development and relationship management across the NYSE’s five equity exchanges, the TRF, Global OTC and NYSE Bonds. Prior to joining ICE in 2016 as the Co-Head of Government Affairs, Ms. Jarkowski served in the government — first at the SEC as counsel to Commissioner Troy Paredes and later as senior securities counsel to the U.S. Senate Banking Committee. Ms. Jarkowski practiced law at a Fortune 100 law firm and FINRA prior to her time in government service. She holds an undergraduate degree in Biology from Emory University and a J.D. from Catholic University, Columbus School of Law. She is active in the 100 Women in Finance Next Generation organization, which focuses on cultivating a talent pipeline for female leadership in the financial services industry.

Martha Redding has been with the Legal Department of the NYSE Group since 2011. She is Associate General Counsel and Secretary. Prior to joining the NYSE Group, she was Chief Compliance Officer & Associate General Counsel at Financial Security Assurance (now Assured Guaranty Municipal Corp) from 2004-2009.

Andrew Surdykowski is General Counsel of ICE. Mr. Surdykowski oversees ICE’s legal affairs globally, including public company compliance, corporate governance matters and serving as ICE’s key legal advisor. Mr. Surdykowski joined ICE in September 2005. He previously served as Senior Vice President, Associate General Counsel and Assistant Corporate Secretary. Before joining ICE, Mr. Surdykowski was an attorney at McKenna, Long & Aldridge (now known as Dentons), where he practiced in the corporate law group. His experience at McKenna, Long & Aldridge included representing a broad array of clients in matters dealing with securities, mergers and acquisitions, corporate governance, finance and private equity. Mr. Surdykowski holds a law degree from the Georgia State University College of Law and a B.S. in Management from the Georgia Institute of Technology.

Sandra Kerr is Senior Tax Director, Tax Compliance & Audits of Intercontinental Exchange Holdings, Inc. in charge of Federal tax compliance and audits from February 2014 to present.

Octavia Spencer is Vice President, Associate General Counsel & Corporate Secretary at ICE. In this role, she focuses on public company compliance and corporate governance matters. Ms. Spencer joined ICE in April 2014. She previously served as Associate General Counsel & Corporate Secretary. Prior to joining ICE, Spencer worked as an attorney at McKenna, Long & Aldridge (now known as Dentons) where she practiced in the corporate law group and focused on public company compliance and corporate governance matters, public offerings, private placements and mergers and acquisition work. Ms. Spencer holds a J.D. from the Duke University School of Law and a Bachelor of Arts degree from the University of North Carolina at Chapel Hill.

NYSE American LLC, formerly NYSE MKT LLC, NYSE Amex and prior to that, the American Stock Exchange, became a wholly-owned subsidiary of NYSE Holdings in 2008.

TRUSTEE

Effective June 16, 2017, SSBT resigned as trustee of the Trust. The Sponsor appointed the Trustee, a wholly-owned subsidiary of SSBT, as trustee of the Trust. The services received, and the trustee fees paid, by the Trust did not change as a result of the change in the identity of the Trustee. SSBT continues to maintain the Trust’s accounting records, act as custodian and transfer agent to the Trust, and provide administrative services, including the filing of certain regulatory reports.

The Trustee is a limited purpose trust company organized under the laws of the Commonwealth of Massachusetts with its principal place of business at One Iron Street, Boston, Massachusetts 02210. The Trustee is a direct wholly-owned subsidiary of SSBT and as such is regulated by the Federal Reserve System and is subject to applicable federal and state banking and trust laws and to supervision by the Federal Reserve, as well as by the Massachusetts Commissioner of Banks and the regulatory authorities of those states and countries in which a branch of the Trustee is located.

The Trustee may resign and be discharged of the Trust created by the Trust Agreement by executing a notice of resignation in writing and filing such notice with the Sponsor and mailing a copy of the notice of resignation to all DTC Participants reflected on the records of DTC as owning Units for distribution to Beneficial Owners as provided above not less than sixty (60) days before the date such resignation is to take effect. Such resignation becomes effective upon the acceptance of the appointment as Trustee for the Trust by the successor Trustee. The Sponsor, upon receiving notice of such resignation, is obligated to use its best efforts promptly to appoint a successor Trustee in the manner and meeting the qualifications provided in the Trust Agreement. If no successor is appointed within sixty (60) days after the date such notice of resignation is given, the Trustee shall terminate the Trust Agreement and liquidate the Trust.

If the Trustee becomes incapable of acting as such, or fails to undertake or perform or becomes incapable of undertaking or performing any of the duties which by the terms of the Trust Agreement are required to be undertaken or performed by it, and such failure is not cured within fifteen (15) Business Days following receipt of notice from the Sponsor of such failure, or the Trustee is adjudged bankrupt or insolvent, or a receiver of the Trustee or its property is appointed, or a trustee or liquidator or any public officer takes charge or control of such Trustee or of its property or affairs for the purposes of rehabilitation, conservation or liquidation, then the Sponsor may remove the Trustee and appoint a successor Trustee as provided in the Trust Agreement. The Sponsor shall mail notice of such appointment of a successor Trustee via the DTC Participants to Beneficial Owners. Upon a successor Trustee’s execution of a written acceptance and acknowledgement of an instrument accepting appointment as Trustee for the Trust, the successor Trustee becomes vested with all the rights, powers, duties and obligations of the original Trustee. A successor Trustee must be (a) a bank, trust company, corporation or national banking association organized and doing business under the laws of the United States or any state thereof; (b) authorized under such laws to exercise corporate trust powers; and (c) at all times have an aggregate capital, surplus and undivided profits of not less than $50,000,000.

Beneficial Owners of 51% of the then outstanding Units may at any time remove the Trustee by written instrument(s) delivered to the Trustee and the Sponsor. The Sponsor shall thereupon use its best efforts to appoint a successor Trustee as described above and in the Trust Agreement.

The Trust Agreement limits the Trustee’s liabilities. It provides, among other things, that the Trustee is not liable for (a) any action taken in reasonable reliance on properly executed documents or for the disposition of monies or securities or for the evaluations required to be made thereunder, except by reason of its own gross negligence, bad faith, willful malfeasance, willful misconduct, or reckless disregard of its duties and obligations; (b) depreciation or loss incurred by reason of the sale, or the failure to make a sale, by the Trustee of any Portfolio Securities; (c) any action the Trustee takes where the Sponsor fails to act; and (d) any taxes or other governmental charges imposed upon or in respect of Portfolio Securities or upon the interest thereon or upon it as Trustee or upon or in respect of the Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction.

The Trustee and its directors, subsidiaries, shareholders, officers, employees, and affiliates under common control with the Trustee will be indemnified from the assets of the Trust and held harmless against any loss, liability or expense incurred without gross negligence, bad faith, willful misconduct, willful malfeasance on the part of such party or reckless disregard of its duties and obligations arising out of or in connection with its acceptance or administration of the Trust, including the costs and expenses (including counsel fees) of defending against any claim or liability.

The Trustee, directly or through Depository Trust Company or SSBT, as custodian, has possession of all securities and other property in which the Trust invests, all funds held for such investment, all equalization, redemption, and other special funds of the Trust, and all income upon, accretions to, and proceeds of such property and funds. The Trustee, directly or through SSBT, as custodian, segregates, by recordation on its books and records, all securities and/or property held for the Trust. All cash is held on deposit for the Trust and, to the extent not required for reinvestment or payment of Trust expenses, is distributed periodically to Unitholders.

DEPOSITORY

DTC is a limited purpose trust company and member of the Federal Reserve System.

DISTRIBUTOR

The Distributor is a corporation organized under the laws of the State of Colorado and is located at 1290 Broadway, Suite 1000, Denver, CO 80203. The Distributor is a registered broker-dealer and a member of FINRA. The Sponsor pays the Distributor for its services a flat annual fee of $25,000. The Sponsor will not seek reimbursement for such payment from the Trust without obtaining prior exemptive relief from the SEC.

TRUST AGREEMENT

Beneficial Owners shall not (a) have the right to vote concerning the Trust, except with respect to termination and as otherwise expressly set forth in the Trust Agreement, (b) in any manner control the operation and management of the Trust, or (c) be liable to any other person by reason of any action taken by the Sponsor or the Trustee. The Trustee has the exclusive right to vote all of the voting stocks in the Trust. The Trustee votes the voting stocks of each issuer in the same proportionate relationship that all other shares of each such issuer are voted (known as “mirror voting”) to the extent permissible and, if not permitted, abstains from voting. The Trustee shall not be liable to any person for any action or failure to take any action with respect to such voting matters.

The death or incapacity of any Beneficial Owner does not operate to terminate the Trust nor entitle such Beneficial Owner’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust.

Amendments to the Trust Agreement

The Trust Agreement may be amended from time to time by the Trustee and the Sponsor without the consent of any Beneficial Owners (a) to cure any ambiguity or to correct or supplement any provision that may be defective or inconsistent or to make such other provisions as will not adversely affect the interests of Beneficial Owners; (b) to change any provision as may be required by the SEC; (c) to add or change any provision as may be necessary or advisable for the continuing qualification of the Trust as a “regulated investment company” under the Code; (d) to add or change any provision as may be necessary or advisable if NSCC or DTC is unable or unwilling to continue to perform its functions; and (e) to add or change any provision to conform the adjustments to the Portfolio and the Portfolio Deposit to changes, if any, made by S&P in its method of determining the Index. The Trust Agreement may also be amended by the Sponsor and the Trustee with the consent of the Beneficial Owners of 51% of the outstanding Units to add provisions to, or change or eliminate any of the provisions of, the Trust Agreement or to modify the rights of Beneficial Owners, although the Trust Agreement may not be amended without the consent of the Beneficial Owners of all outstanding Units if such amendment would (a) permit the acquisition of any securities other than those acquired in accordance with the terms and conditions of the Trust Agreement; (b) reduce the interest of any Beneficial Owner in the Trust; or (c) reduce the percentage of Beneficial Owners required to consent to any such amendment.

Promptly after the execution of an amendment, the Trustee inquires of each DTC Participant, either directly or through a third party, as to the number of Beneficial Owners for whom such DTC Participant holds Units, and provides each such DTC Participant or third party with sufficient copies of a written notice of the substance of such amendment for transmittal by each such DTC Participant to Beneficial Owners.

Termination of the Trust Agreement

The Trust Agreement provides that the Sponsor has the discretionary right to direct the Trustee to terminate the Trust if at any time the net asset value of the Trust is less than $350,000,000, as adjusted for inflation in accordance with the CPI-U at the end of each year from (and including) 1997.

The Trust may be terminated (a) by the agreement of the Beneficial Owners of 66 2/3% of outstanding Units; (b) if DTC is unable or unwilling to continue to perform its functions as set forth under the Trust Agreement and a comparable replacement is unavailable; (c) if NSCC no longer provides clearance services with respect to Units, or if the Trustee is no longer a participant in NSCC; (d) if S&P ceases publishing the Index; or (e) if the License Agreement is terminated. The Trust will be terminated if Units are delisted from the Exchange. The Trust is scheduled to terminate on the first to occur of (a) January 22, 2118 or (b) the date 20 years after the death of the last survivor of eleven persons named in the Trust Agreement, the oldest of whom was born in 1990 and the youngest of whom was born in 1993.

The Trust will terminate if either the Sponsor or the Trustee resigns and a successor is not appointed. The Trust will also terminate if the Trustee is removed or the Sponsor fails to undertake or perform or becomes incapable of undertaking or performing any of the duties required under the Trust Agreement and a successor is not appointed. The dissolution of the Sponsor or its ceasing to exist as a legal entity for any cause whatsoever, however, will not cause the termination of the Trust Agreement or the Trust unless the Trust is terminated as described above.

Prior written notice of the termination of the Trust must be given at least twenty (20) days before termination of the Trust to all Beneficial Owners. The notice must set forth the date on which the Trust will be terminated, the period during which the assets of the Trust will be liquidated, the date on which Beneficial Owners of Units (whether in Creation Unit size aggregations or otherwise) will receive in cash the NAV of the Units held, and the date upon which the books of the Trust shall be closed. The notice shall further state that, as of the date thereof and thereafter, neither requests to create additional Creation Units nor Portfolio Deposits will be accepted, and that, as of the date thereof, the portfolio of stocks delivered upon redemption shall be identical in composition and weighting to Portfolio Securities as of such date rather than the stock portion of the Portfolio Deposit as in effect on the date request for redemption is deemed received. Beneficial Owners of Creation Units may, in advance of the Termination Date, redeem in kind directly from the Trust.

Within a reasonable period after the Termination Date, the Trustee shall, subject to any applicable provisions of law, sell all of the Portfolio Securities not already distributed to redeeming Beneficial Owners of Creation Units. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred because of any such sale. The Trustee may suspend such sales upon the occurrence of unusual or unforeseen circumstances, including but not limited to a suspension in trading of a stock, the closing or restriction of trading on a stock exchange, the outbreak of hostilities or the collapse of the economy. The Trustee shall deduct from the proceeds of sale its fees and all other expenses and transmit the remaining amount to DTC for distribution, together with a final statement setting forth the computation of the gross amount distributed. Units not redeemed before termination of the Trust will be redeemed in cash at NAV based on the proceeds of the sale of Portfolio Securities, with no minimum aggregation of Units required.

LEGAL OPINION

The legality of the Units offered hereby has been passed upon by Davis Polk & Wardwell LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AND FINANCIAL STATEMENTS

The September 30, 2021 financial statements included in this prospectus have been so included in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, 101 Seaport Boulevard, Suite 500, Boston, Massachusetts, given on the authority of said firm as experts in auditing and accounting.

CODE OF ETHICS

The Trust has adopted a code of ethics in compliance with Rule 17j-1 requirements under the 1940 Act. Subject to pre-clearance, reporting, certification and other conditions and standards, the code permits personnel subject to the code, if any, to invest in Index Securities for their own accounts. The code is designed to prevent fraud, deception and misconduct against the Trust and to provide reasonable standards of conduct. The code is on file with the SEC and available on the SEC’s Internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

INFORMATION AND COMPARISONS RELATING TO

SECONDARY MARKET TRADING AND PERFORMANCE

One important difference between Units and conventional mutual fund shares is that Units are available for purchase or sale on an intraday basis on the Exchange at market prices. In contrast, shares in a conventional mutual fund may be purchased or redeemed only at a price at, or related to, the closing net asset value per share, as determined by the fund. The table below illustrates the distribution relationship of bid/ask spreads to NAV for 2021. This table should help investors evaluate some of the advantages and disadvantages of Units relative to mutual fund shares purchased and redeemed at prices at, or related to, the closing net asset value per share. Specifically, the table illustrates in an approximate way the risks of purchasing or selling Units at prices less favorable than closing NAV and, correspondingly, the opportunities to purchase or sell at prices more favorable than closing NAV.

For the most recent information regarding the Trust’s NAV, market price, premiums and discounts, and bid/ask spreads, please go to www.spdrs.com.

Frequency Distribution of Discounts and Premiums for the Trust:

Bid/Ask Price vs. NAV as of 12/31/21(1)(2)

Range		Calendar Quarter Ending 3/31/2021	Calendar Quarter Ending 6/30/2021	Calendar Quarter Ending 9/30/2021	Calendar Quarter Ending 12/31/2021	Calendar Year 2021
> 200 Basis Points	Days	0	0	0	0	0
	%	0.0%	0.0%	0.0%	0.0%	0.0%
150 — 200 Basis Points	Days	0	0	0	0	0
	%	0.0%	0.0%	0.0%	0.0%	0.0%
100 — 150 Basis Points	Days	0	0	0	0	0
	%	0.0%	0.0%	0.0%	0.0%	0.0%
50 — 100 Basis Points	Days	0	0	0	0	0
	%	0.0%	0.0%	0.0%	0.0%	0.0%
25 — 50 Basis Points	Days	0	0	0	0	0
	%	0.0%	0.0%	0.0%	0.0%	0.0%
0 — 25 Basis Points	Days	36	44	42	41	163
	%	59.0%	69.8%	65.6%	64.1%	64.7%
Total Days at Premium	Days	36	44	42	41	163
	%	59.0%	69.8%	65.6%	64.1%	64.7%
Closing Price Equal to NAV	Days	0	0	0	0	0
	%	0.0%	0.0%	0.0%	0.0%	0.0%
Total Days at Discount	Days	25	19	22	23	89
	%	41.0%	30.2%	34.4%	35.9%	35.3%
0 — –25 Basis Points	Days	25	19	22	23	89
	%	41.0%	30.2%	34.4%	35.9%	35.3%
–25 — –50 Basis Points	Days	0	0	0	0	0
	%	0.0%	0.0%	0.0%	0.0%	0.0%
–50 — –100 Basis Points	Days	0	0	0	0	0
	%	0.0%	0.0%	0.0%	0.0%	0.0%
–100 — –150 Basis Points	Days	0	0	0	0	0
	%	0.0%	0.0%	0.0%	0.0%	0.0%
–150 — –200 Basis Points	Days	0	0	0	0	0
	%	0.0%	0.0%	0.0%	0.0%	0.0%
< –200 Basis Points	Days	0	0	0	0	0
	%	0.0%	0.0%	0.0%	0.0%	0.0%

Close was within 0.25% of NAV better than 94.2% of the time from 1/29/93 (the first day of trading) through 12/31/21.

(1)	Source: NYSE Holdings LLC

(2)	Currently, the bid/ask price is the midpoint of the best bid and best offer prices on NYSE Arca at the time the Trust’s NAV is calculated, ordinarily 4:00 p.m.

Comparison of Total Returns Based on NAV and Bid/Ask Price(1)

as of 12/31/21*

The table below is provided to compare the Trust’s total pre-tax returns at NAV with the total pre-tax returns based on bid/ask price and the performance of the Index. Past performance is not necessarily an indication of how the Trust will perform in the future. The return based on NAV shown in the table below reflects the impact of a fee waiver and, without this waiver, returns would have been lower.

Cumulative Total Return

	1 Year	5 Year	10 Year
Trust
Return Based on NAV(2)(3)(4)(5)	28.52%	131.73%	356.49%
Return Based on Bid/Ask Price(2)(3)(4)(5)	28.67%	131.51%	356.81%
Index	28.71%	133.41%	362.57%

Average Annual Total Return**

	1 Year	5 Year	10 Year
Trust
Return Based on NAV(2)(3)(4)(5)	28.52%	18.30%	16.40%
Return Based on Bid/Ask Price(2)(3)(4)(5)	28.67%	18.28%	16.41%
Index	28.71%	18.47%	16.55%

(1)	Currently, the bid/ask price is the midpoint of the best bid and best offer prices on NYSE Arca at the time the Trust’s NAV is calculated, ordinarily 4:00 p.m.

(2)	Total return figures have been calculated in the manner described above in “Summary — Trust Performance.”

(3)	Includes all applicable ordinary operating expenses set forth above in “Summary — Fees and Expenses of the Trust.”

(4)

Does not include the Transaction Fee which is payable to the Trustee only by persons purchasing and redeeming Creation Units as discussed above in “Purchases and Redemptions of Creation Units.” If these amounts were reflected, returns to such persons would be less than those shown.

(5)

Does not include brokerage commissions and charges incurred only by persons who make purchases and sales of Units in the secondary market as discussed above in “Exchange Listing and Trading — Secondary Trading on Exchanges.” If these amounts were reflected, returns to such persons would be less than those shown.

*	Source: NYSE Holdings LLC and State Street Global Advisors Trust Company.

**	Total returns assume that dividends and capital gain distributions have been reinvested in the Trust at the NAV.

SPDR S&P 500 ETF TRUST (“SPY”)

SPONSOR: PDR SERVICES LLC

This prospectus does not include all of the information with respect to SPY set forth in its Registration Statement filed with the SEC in Washington, D.C. under the:

•	Securities Act of 1933 (File No. 33-46080) and

•	Investment Company Act of 1940 (File No. 811-06125).

To obtain copies from the SEC at prescribed rates—

CALL: 1-800-SEC-0330

VISIT: http://www.sec.gov

No person is authorized to give any information or make any representation about SPY not contained in this prospectus, and you should not rely on any other information. Read and keep both parts of this prospectus for future reference.

PDR Services LLC has filed a registration statement on Form S-6 and Form N-8B-2 with the SEC covering the Units. While this prospectus is a part of the registration statement on Form S-6, it does not contain all the exhibits filed as part of the registration statement on Form S-6. You should consider reviewing the full text of those exhibits.

Prospectus dated January 28, 2022

SPDRSP500TR